                                                              Exhibit 10.15


                  Contract on the transfer of control over CFLs




                                    Agreement




                         regulating the provision of and
                  transferring control over carrier fixed links
                            for the FirstMark network

                                     between

                    FirstMark Communications Deutschland GmbH
                      Uhland Strasse 179/180, 10623 Berlin

                      represented by the company management
                                Dr. Dieter Finke

                     HEREINAFTER REFERRED TO AS: "FIRSTMARK"


                                       and


                               Deutsche Telekom AG
                      Friedrich-Ebert-Allee 140, 53113 Bonn

                      represented by the board of directors
                          and the latter represented by

                     Business Office East, Carrier Services
                        Behlert Strasse 3A, 14467 Potsdam

                      HEREINAFTER REFERRED TO AS: "TELEKOM"

                  Contract on the transfer of control over CFLs


LIST OF CONTENTS

LIST OF CONTENTS                                                                                     2

OVERVIEW OF THE CONTRACT STATUS                                                                      7

1     INTRODUCTION                                                                                   8

2     TERMINOLOGY DEFINITIONS                                                                        8

3     DESCRIPTION OF THE SERVICES OFFERED BY TELEKOM                                                 8

4     PROVISOS WITH RESPECT TO SERVICE CHANGES                                                       9

5     QUALITY, SERVICE                                                                               9

6     REMUNERATION / PAYMENT MODALITIES                                                              9

6.1   EURO CLAUSE                                                                                    9

6.2   CHARGING PRINCIPLES / REMUNERATION AMOUNTS                                                     9

6.3   EMERGENCE OF REMUNERATION DEMANDS                                                              9

6.4   RAISING OF INVOICES                                                                           10

6.5   DUE DATE                                                                                      10

6.6   UNDUE DELAY IN PAYMENT                                                                        10

6.7   OBJECTIONS                                                                                    10

6.8   STATUTE OF LIMITATIONS                                                                        11

6.9   SET-OFF / RIGHT OF RETENTION                                                                  11

6.10  CHANGES IN REMUNERATION OF TELEKOM                                                            11

7     LIABILITY                                                                                     12

8     TERMINATION OF THE AGREEMENT                                                                  12

9     CONFIDENTIALITY ARRANGEMENT                                                                   13

                  Contract on the transfer of control over CFLs

10         APPLICABLE LAW / LEGAL DISPUTES / PLACE OF JURISDICTION                                       14

11         ADJUSTMENT AND INVALIDITY CLAUSE                                                              14

12         CONCLUDING STIPULATIONS                                                                       14

ENCLOSURE A     TERMINOLOGY DEFINITIONS                                                                   1

ENCLOSURE B     CARRIER FIXED LINKS (CLFs) OF TELEKOM                                                     1

1          SERVICE DESCRIPTION                                                                            2

2          BASIC TECHNICAL CONDITIONS                                                                     4

3          ASSISTANCE OBLIGATIONS                                                                         4

4          QUALITY                                                                                        5

5          PRICES                                                                                         5

ENCLOSURE C     ADDITIONAL SERVICES OF TELEKOM                                                            1

1          SERVICE DESCRIPTION                                                                            2

1.1        RELOCATION, REPLACEMENT AND MODIFICATION OF THE TERMINATION EQUIPMENT OR
           OF THE TERMINAL LINE                                                                           2

1.2        ASSURANCE OF INCREASED NETWORK RELIABILITY IN CASE OF A BREAKDOWN                              2

1.3        SECTIONAL TWO-WAY ROUTING IN THE EXCHANGE AREA                                                 3

1.4        DELIVERY-TIME CONFIRMATION FOR SHORT-TERM SERVICES                                             3

1.5        INSTALLATION OF THE CLFs IN A MANNER DEVIATING FROM THE STANDARD
           INSTALLATION REGULATIONS                                                                       4

1.6        PERFORMANCE OF A JOINT TEST SIMILAR TO THE TEST ON DELIVERY OF CLFs                            4

1.7        SUPPLEMENTARY SYSTEMS (ONLY IN CONNECTION WITH ITEM 1.2 AND/OR 1.3)                            4

1.8        FOUR-HOUR EXPRESS TROUBLESHOOTING                                                              4

1.9        EIGHT-HOUR TROUBLESHOOTING                                                                     5

1.10       PRELIMINARY INVESTIGATION OF SITES WHICH ARE PARTICULARLY REMOTE OR
           DIFFICULT TO DEVELOP                                                                           5

1.11       DEVELOPMENT OF PARTICULARLY REMOTE SITES                                                       5

1.12       DEVELOPMENT OF SITES WHICH ARE PARTICULARLY DIFFICULT TO DEVELOP                               5

1.13       CAPACITY UPGRADE                                                                               6

                  Contract on the transfer of control over CFLs


1.13.1     Upgrade of CFLs of up to and including 2Mbit/s                                                 6
1.13.2     Upgrade of CFLs of over 2Mbit/s                                                                6

1.14       MALFUNCTION IN THE AREA OF RESPONSIBILITY OF FIRSTMARK                                         7

2          PRICES                                                                                         7

ENCLOSURE D     PRICE SYSTEM FOR DIGITAL CFLs OF TELEKOM                                                  1

1          GENERAL INFORMATION ON THE PRICE SYSTEM FOR DIGITAL CLFs                                       2

2          RENTAL PERIODS                                                                                 2

2.1        SINGLE-ENDPOINT RELOCATION OF CFLs HAVING A PRIVILEGED RENTAL PERIOD                           2

2.2        SINGLE-ENDPOINT RELOCATION OF CFLs NOT HAVING A PRIVILEGED RENTAL PERIOD                       2

3          PRICE LIST FOR TELEKOM CFLs                                                                    3

3.1        PRICE SYSTEM                                                                                   3
3.1.1      Remuneration in the connection-line network:                                                   3
3.1.2      Remuneration in the link-line network:                                                         4
3.1.3      Remuneration amounts for collocation supply points                                             4

3.2        BASIC CHARGES                                                                                  5

3.3        PRICE-REDUCTION SYSTEM                                                                        14
3.3.1      Rental-period price reduction                                                                 14
3.3.2      Sales-price reduction                                                                         15
3.3.3      Package price reduction                                                                       18

ENCLOSURE E        PRICE LIST FOR ADDITIONAL SERVICES OF TELEKOM                                          1

1          RELOCATION, REPLACEMENT AND MODIFICATION OF THE TERMINATION EQUIPMENT
           OR TERMINATION LINE AT THE REQUEST OF FIRSTMARK                                                2

2          INCREASED NETWORK RELIABILITY                                                                  2

3          SECTIONAL TWO-WAY ROUTING IN THE CONNECTION-LINE AREA                                          2

4          DELIVERY-TIME INFORMATION FOR SHORT-TERM SERVICES                                              2

5          INSTALLATION OF THE CFLs IN A MANNER DEVIATING FROM THE STANDARD                               2
           INSTALLATION REGULATIONS (SPECIAL CONSTRUCTION)

6          PERFORMANCE OF A JOINT TEST SIMILAR TO THE TEST ON DELIVERY OF                                 2
           CFLs MALFUNCTIONS IN THE FIRSTMARK AREA AND JOINT TEST ON
           PROVISION OF CFLs)

7          SUPPLEMENTARY SYSTEMS (ONLY IN COMBINATION WITH ITEMS 2 AND 3)                                 3

8          FOUR-HOUR EXPRESS TROUBLESHOOTING                                                              3

                  Contract on the transfer of control over CFLs


9          EIGHT-HOUR EXPRESS TROUBLESHOOTING                                                             4

10         PRELIMINARY INVESTIGATION FOR SITES WHICH ARE PARTICULARLY REMOTE OR
           DIFFICULT TO DEVELOP                                                                           4

11         DEVELOPMENT OF PARTICULARLY REMOTE SITES                                                       4

12         DEVELOPMENT OF SITES WHICH ARE PARTICULARLY DIFFICULT TO DEVELOP                               5

13         CAPACITY UPGRADE                                                                               5

13.1       UPGRADE OF CLFs UP TO AND INCLUDING 2MBit/s                                                    5

13.2       UPGRADE OF CLFs LARGER THAN 2MBit/s                                                            5

14         MALFUNCTION IN THE RESPONSIBILITY AREA OF FIRSTMARK                                            5

ENCLOSURE F    QUALITY / TROUBLESHOOTING                                                                  1

1          QUALITY                                                                                        2

2          TROUBLESHOOTING                                                                                3

2.1        STANDARD SERVICE                                                                               3

2.2        PROCEDURE IN THE CASE OF MALFUNCTIONS                                                          3

2.3        DELAYED TROUBLESHOOTING                                                                        3

2.4        ESCALATION PROCESS FOR THE TROUBLESHOOTING PROCEDURE                                           4
2.4.1      Escalation stages                                                                              4
2.4.2      Launching of the escalation procedure                                                          5
2.4.3      Continuation of the escalation procedure                                                       5
2.4.4      Time limits in the escalation procedure                                                        5

3          MEASURES WHICH CAN BE PLANNED                                                                  6

ENCLOSURE G        PROVISION OF CLFs BY TELEKOM / ASSISTANCE OBLIGATIONS                                  1
                   OF FIRSTMARK

1          PROVISION                                                                                      2

1.1        PROVISION TIME LIMITS AND DEADLINES                                                            2

1.2        PROVISION PROCESS                                                                              2
1.2.1      Inspection                                                                                     2
1.2.2      Installation                                                                                   3
1.2.3      Test                                                                                           4
1.2.4      Delivery                                                                                       5

                  Contract on the transfer of control over CFLs


1.3        CONSEQUENCES OF DELAYED PROVISION                                                              6
1.3.1      Where FirstMark is responsible for the delay                                                   6
1.3.2      Where Telekom is responsible for the delay                                                     6

1.4        ESCALATION PROCESS SPECIFIC TO THE PROVISION PROCEDURE                                         7
1.4.1      Escalation stages                                                                              7
1.4.2      Launching of the escalation procedure                                                          7
1.4.3      Continuation of the escalation procedure                                                       7
1.4.4      Time limits in the escalation procedure                                                        8

2          ASSISTANCE OBLIGATIONS                                                                         8

2.1        FOR THE PLANNING OF CLFs                                                                       8

2.2        FOR THE INSTALLATION AND OPERATION OF CLFs                                                     9

ENCLOSURE H     ORDERING / TERMINATION OF CLFs                                                            1

1          ORDERING                                                                                       2

1.1        DELIVERY-TIME INFORMATION                                                                      2

1.2        ORDERING OF CLFs                                                                               2

1.3        ORDERING OF ADDITIONAL TELEKOM SERVICES                                                        3

1.4        CANCELLATION / MODIFICATION OF AN ORDER                                                        4

2          TERMINATION                                                                                    5

2.1        GENERAL                                                                                        5

2.2        TERMINATION OF CLFs NOT HAVING A BINDING RENTAL PERIOD                                         5

2.3        TERMINATION OF CLFs HAVING A PRIVILEGED RENTAL PERIOD                                          6

2.4        TERMINATION OF THE SERVICES "EXPRESS TROUBLESHOOTING" AND                                      6
           "INCREASED NETWORK RELIABILITY / SECTIONAL TWO-WAY ROUTING"

2.5        COUPLING OF PROVISION AND TERMINATION OF CLFs                                                  6

ENCLOSURE I      CONTACT PERSON FOR TRANSFERRING CONTROL OVER CLFs                                        1

ENCLOSURE J     INSPECTION PROTOCOL AND ORDER FORM                                                        1

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                  Contract on the transfer of control over CFLs


OVERVIEW OF THE CONTRACT STATUS

The agreement was reached on the ______________ 2000 and updated with the following changes:

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Change No.            Section /           agreed on the          has validity         from / until           Remarks
                      Enclosure
---------------------------------------------------------------------------------------------------------------------------

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1
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2
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3
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4
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5
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6
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7
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8
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13
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

                  Contract on the transfer of control over CFLs



1        INTRODUCTION

FirstMark is a provider of telecommunications services for the public and proprietor of a license in accordance with ss. 6 paragraph 1 TKG (German telecommunications law).

This agreement regulates the provision of and transferring of control over carrier fixed links (CFLs) by Telekom to FirstMark for the operation of a telecommunications network for the public (FirstMark network). In this contract, the main part contains the general agreement conditions. Technical and operational detailed provisions, service descriptions, prices, notes for organisational processing and other detailed provisions are - both for editorial reasons and in the interests of facilitating simpler modification in future attached in the form of enclosures and are such a component of the agreement.

The provisions of this agreement apply subject to regulatory stipulations to the contrary and objection rights of the regulation authorities. In the case of legal stipulations or stipulations of subordinate legislation, both parties to the agreement shall be obliged to adapt arrangements of this agreement conflicting with those of the regulation authorities.

2        TERMINOLOGY DEFINITIONS

For the interpretation of the terminology used in this agreement and in its enclosures, the definitions used in Enclosure A - Terminology definitions - shall be employed, unless different definitions arise from the relevant context.

3        DESCRIPTION OF THE SERVICES OFFERED BY TELEKOM

Telekom shall render its services in the scope of the technical and operational possibilities available to it which correspond with the current state of the art of technical development, in particular taking into consideration the ETSI / ITU-T recommendations / standards.

The carrier fixed links (CFLs), which are provided on the basis of this agreement for the extension of the FirstMark network by Telekom, are defined in Enclosure B - Carrier fixed links (CFLs) of Telekom.

A prerequisite for the provision of a CFL by Telekom is that at least one end of the transmission route is situated in the licence area of FirstMark and that equipment belonging to the carrier is connected to at least one end of the transmission route.

In addition to the CFLs, Telekom shall render additional services following agreement in writing and shall invoice these separately. These services are defined in Enclosure C - Additional services of Telekom.

                  Contract on the transfer of control over CFLs


4        PROVISOS WITH RESPECT TO SERVICE CHANGES

In the light of technical progress, international agreements and recommendations, European legislation, other legal stipulations and stipulations of subordinate legislation, general organisational measures etc., Telekom is entitled to demand changes in the description of procedures related to these matters and in the scope of its services. In each case, the changes shall only take effect if the other party to the agreement has given his or her explicit consent in writing. The said party shall not refuse consent if the relevant change measure is reasonable to him or her and the essential contents of the service obligation are not adversely affected.

5        QUALITY, SERVICE

The quality and troubleshooting of the carrier fixed links is covered in Enclosure F - Quality / troubleshooting.

6        REMUNERATION / PAYMENT MODALITIES

6.1      EURO CLAUSE

The parties to the agreement are agreed that from 1 April, 2000 the business relationship based on this agreement shall be carried out in the currency euros.


6.2      CHARGING PRINCIPLES / REMUNERATION AMOUNTS

In the schedule of charges for services under this agreement, a distinction is drawn between remuneration for the utilisation of CFLs and remuneration for the utilisation of additional services.

Enclosure D - Price system for digital CFLs of Telekom - and Enclosure E - Prices for additional services of Telekom - cover this matter in more detail.

In all remuneration amounts, the statutory sales tax (VAT) is not included.

6.3      EMERGENCE OF REMUNERATION DEMANDS

A remuneration demand is the case where nothing else has been specially agreed

- in the case of remuneration amounts which are invoiced for a time period, at the beginning of this time period;

- in the case of non-recurring remuneration, following provision of the telecommunications service.

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                  Contract on the transfer of control over CFLs


6.4      RAISING OF INVOICES

Telekom shall raise an invoice to FirstMark for the rendered telecommunications services and the applicable statutory sales tax (VAT) shall be indicated clearly on the invoice.

6.5      DUE DATE

The remuneration demands shall be due on receipt of the invoice.

Payment shall be regarded as punctual if the invoiced amount has been credited to one of the bank accounts specified on the invoice at the latest on the thirtieth calendar day following receipt of the invoice.

6.6      UNDUE DELAY IN PAYMENT

If the full invoiced amount has not been paid at the latest after the payment time limit has elapsed and where objections have not been raised in accordance with Item 6.6, the undue delay in payment shall commence after the first written reminder.

If an undue delay in payments by FirstMark is the case, the following damages shall be payable:

- interest on arrears at a rate of 4 percentage points above the base rate of the European Central Bank valid during the period of the arrears (ss. 1 Discount-rate transitional law);

- the costs which have been incurred to Telekom for every reminder following the commencement of the undue delay.

If, two months following commencement of the undue delay, FirstMark has not paid more than 20 % of the remuneration due, Telekom shall be permitted to terminate the agreement without adherence to a period of notice and, in the case of agreements having a binding rental period, demand payment of damages in a single lump-sum amount equivalent to one quarter of the remaining monthly prices due until expiry of the regular term of agreement. The validity of the main agreement and also of the remaining contractual relationships shall remain unaffected by the termination of the individual contractual relationships.

Telekom shall retain the right to assert further legal claims arising from undue delay of payments.

6.7      OBJECTIONS

Objections to the invoiced demands must be raised in writing within 30 calendar days following receipt of the invoice by the department specified in Enclosure 1 if the circumstances on which this objection is based have become clear within the above-

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                  Contract on the transfer of control over CFLs


mentioned time limit. After the elapse of one year following receipt of the invoice, the raising of objections is ruled out. Objections against the invoiced demands shall only entitle deferment or refusal of payment in the case where it emerges from the circumstances that obvious errors have occurred and these have been asserted within the objection time limit.

6.8      STATUTE OF LIMITATIONS

The payment claims of Telekom are subject to a two-year time limit under the statute of limitations. This time limit shall begin at the end of the calendar year in which the payment demand arose.

6.9      SET-OFF / RIGHT OF RETENTION

A set-off is only permissible in the case of undisputed claims arising from this contractual relationship or claims which have been determined in a legally-binding manner.

A right of retention can only be asserted against claims arising from this contractual relationship and only with a notification time limit of 20 calendar days.

6.10     CHANGES IN REMUNERATION OF TELEKOM

Where the relevant remuneration amounts contained in the general terms and conditions have been used as a basis for remuneration amounts payable for the services covered by this agreement, these remuneration amounts shall change with and correspond to the prices contained in these general terms and conditions.

Where the remuneration amounts specified in this agreement are not subject to a remuneration regulation under the German telecommunications law and the regulation ordinance on telecommunications remuneration, these remuneration amounts shall be negotiated freely between the parties to the agreement with the reservation of using the prices contained in the general terms and conditions as a basis.

Where remuneration changes requiring approval are the case, these shall be submitted to the regulation authorities using the procedure specified by the German telecommunications law.

As soon as the changed remuneration amounts have been approved, they shall also apply between the parties to the agreement and shall take effect on the approved date of the change.

Until the approved date of the change, the existing remuneration amounts shall continue to apply. If the remuneration amounts had previously been approved for a limited period and if the approval procedure is still not completed on expiry of the limited period, the existing remuneration amounts shall continue to apply for the time being.

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                  Contract on the transfer of control over CFLs


7        LIABILITY

The parties to the agreement are liable - where nothing different is agreed in the following - in accordance with the general laws subject to the proviso that the liability for negligently caused pecuniary loss is limited to 25,000 DM for each injured end customer of the other party to the agreement. The maximum limit for the total of all damage claims is in this case 20 million DM per case of injury caused, in accordance with Section 7 paragraph 2 of the ordinance on telecommunications-customer protection. If the amount of individual injury exceeds the maximum limit, the damages shall be reduced in a proportion equivalent to the sum of all damages claims with respect to the maximum limit.

In cases of delayed troubleshooting covered by Enclosure F - Quality / troubleshooting - and of delayed provision of CFLs covered by Enclosure G - Provision of CFLs by Telekom - FirstMark shall receive the damages provided for there. With the exception of deliberate actions or gross negligence by the legal representatives or management employees of Telekom, additional liability claims of FirstMark are ruled out in these cases subject to the proviso of imperative legal provisions.

Liabilities in accordance with the stipulations of the product-liability law shall remain unaffected by the provisions of this agreement.

The personal liability of the legal representatives and company employees of the parties to the agreement is ruled out unless the relevant damages were caused deliberately.

8        TERMINATION OF THE AGREEMENT

Each party to the agreement has the right to terminate the agreement in writing at any time subject to a three-month period of notice.

This termination shall have no effect on CFLs over which Telekom has already transferred control to FirstMark before the termination takes effect. For these CFLs, the contractual provisions and the termination options specially agreed for these in accordance with Enclosure H - Ordering / termination shall continue to apply unless FirstMark has ceased to provide telecommunications services for the public or is no longer the proprietor of the license specified Item 1. In these cases, the CFLs over which control has been transferred shall be converted to comparable products commensurate with the general terms and conditions and which Telekom normally offers its end customers.

Both parties to the agreement have a right to extraordinary termination / termination without notice for an important reason similar to Section 626 of the German Civil Code (BGB). The parties to the agreement have a right to extraordinary termination / termination without notice in particular if FirstMark no longer offers telecommunications services to the public or is no longer proprietor of the licence specified in Item 1; the CFLs over which control has already been transferred shall in this case be converted to comparable products commensurate with the general terms and conditions and which Telekom normally offers its end customers.

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                  Contract on the transfer of control over CFLs


9        CONFIDENTIALITY ARRANGEMENT

FirstMark and Telekom undertake to treat all "confidential" knowledge and information acquired / gained in preparing the ground for the agreement or in fulfilling the agreement in a confidential manner and to maintain silence about this information in their dealings with external third parties.

Confidential information is all information which is explicitly described as confidential or information whose secrecy requirement is evident from its nature or from other circumstances.

The parties to the agreement undertake in particular to keep all confidential information placed at their disposal secret. Subject to the provisos specified below, they shall not make this information available to third parties and shall employ it exclusively in the scope of the co-operation described above.

The secrecy obligation shall not apply to information

- which was already known at the time at which it passed on without an obligation of secrecy,

- which was already published at the aforementioned time or published later by third parties in cases where this is not due to an action by the recipient of the information which is not in keeping with the law or the agreement,

- which was legally obtained by third parties without an obligation of secrecy or

- which was explicitly cleared by a declaration in writing by both parties to the agreement or

-        which must be revealed under legal informational obligations.

The parties to the agreement shall take all necessary precautions to ensure secrecy. In particular, they shall only pass on confidential information to employees who must obtain it on the basis of their duties in the scope of the co-operation described in the preceding (need to know).

Where the necessity of employing third parties (e.g. suppliers, consultants) arises in the course of the co-operation between the parties to the agreement and confidential information is passed on to these third parties, the prior written notification of the other party to the agreement regarding this is required. Appropriate written agreements must then be reached with the third party to ensure adherence to the stipulations of this agreement.

On request, confidential documents including all copies made thereof must be surrendered. Rights of retention cannot be asserted in this respect.

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                  Contract on the transfer of control over CFLs


10       APPLICABLE LAW / LEGAL DISPUTES / PLACE OF JURISDICTION

This agreement is exclusively subject to the law of the Federal Republic of Germany.

The parties to the agreement undertake to first attempt to solve any disputes which may arise from this agreement to the best of their ability via direct negotiations.

The place of jurisdiction for legal disputes arising from this agreement is Bonn, Germany.

11       ADJUSTMENT AND INVALIDITY CLAUSE

If stipulations of this agreement or a stipulation added to it in the future is completely or partially legally ineffective or is not feasible or loses its legal effectiveness or feasibility at a later date, the applicability of the remaining stipulations of the agreement shall remain unaffected by this. The same applies if it should emerge that the agreement contains a loophole in a provision. In place of the ineffective or unfeasible stipulations or for the closing of such a loophole, a different and appropriate provision shall apply which, where legally possible, is closest to that which the parties to the agreement desired or would have desired in accordance with the meaning and purpose of the agreement had they considered the ineffectiveness or unfeasibility of a stipulation or the provision loophole when concluding this agreement or when later incorporating a new stipulation.

12       CONCLUDING STIPULATIONS

This agreement shall take effect from the date on which both parties signed it and is concluded for an indefinite term.

Verbal subsidiary agreements were not concluded. Changes and addenda to this agreement shall only take effect following mutual written confirmation. The passing on to third parties of rights and obligations arising from this agreement shall only be permitted with the consent of the other party to the agreement.

Two originals of this agreement shall be made. Each party to the agreement shall receive one original.

Berlin, Germany, 6 April, 2000              Potsdam, Germany, 17 April, 2000
FirstMark Communications                    Deutsche Telekom AG
Deutschland GmbH

/s/ Dr. Dieter Finke                        /s/ Siegfried Weinberg
----------------------                      ------------------------
Dr. Dieter Finke                            Siegfried Weinberg


/s/ Stephan Mundlein                        /s/ David Skala
----------------------                      ------------------------
Stephan Mundlein                            David Skala

                  Contract on the transfer of control over CFLs


                                   ENCLOSURE A


                             TERMINOLOGY DEFINITIONS

                  Contract on the transfer of control over CFLs


For the purposes of this agreement, the following terminology definitions shall apply:

JOINER CASING:                      A component which, as the endpoint of a CFL,
                                    represents the interface. Several of these casings can be joined to each other during installation.

EXCHANGE AREA:                      Geographical region of the telephone network
                                    for which one network node, to which
                                    telephone connections are connected, is
                                    responsible.

END OF CONNECTION:                  A section of a CFL which is relevant to
                                    customer charges and which forms a beeline between a customer endpoint and the measuring point relevant to customer charges of the relevant exchange area Telekom.

CONNECTION LINE NETWORK:            The entirety of all main, branching and
                                    cross-cable lines which connect the
                                    termination points of the general network
                                    (APL) within a exchange area with one
                                    another or with the main distributor of the network node.

GENERAL TERMS AND CONDITIONS:       The general terms and conditions of Telekom
                                    including the parts "service descriptions" and "price lists".

ETSI:                               European Telecommunications Standards
                                    Institute.

FORCE MAJEURE:                      Force majeure in the context of this
                                    agreement includes unforeseeable events
                                    which cannot be averted by the relevant
                                    party to the agreement in spite of
                                    reasonable care and diligence appropriate to the circumstances of the case and which significantly hinder or render impossible the implementation of the agreed service or its acceptance. An event in the context of this provision includes, among other things, elemental natural events, strikes and lockouts. This also includes the following cases: actions or omissions of third parties not attributable to the parties to the agreement and persistent ground frost which renders underground constructional work impossible.

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                  Contract on the transfer of control over CFLs


ITU-T RECOMMENDATIONS:              Recommendations for the handling of
                                    world-wide telecommunications traffic issued by an organ of the International
                                    Telecommunications Union (UIT), the
                                    international advisory committee for
                                    telegraphic and telephone services ITU-T;
                                    formerly: CCITT (Comite Consultatif
                                    International Telegraphique et
                                    Telephonique).


COLLOCATION SUPPLY POINT:           At a measuring point relevant to customer
                                    charges, a collocation supply point is the section between a distributor of Telekom and a collocation room of FirstMark on the same site of Telekom.

CARRIER FIXED LINK (CFL):           A transmission route over which control is
                                    transferred by Telekom to FirstMark for the purposes of the FirstMark network with the inclusion of the termination equipment at both ends.

TRANSMISSION ROUTE:                 The logical connection between two sites
                                    with a certain number of transmission
                                    channels with a certain transmission
                                    capacity.

SINGLE-ENDPOINT RELOCATION:         Relocation of an endpoint of a CFL while the
                                    other endpoint remains the same (Example:
                                    from A-B to A-C). In the process, the
                                    original endpoint (B in the example) must remain connected with other CFLs of the customer.

CONNECTION LINE:                    Connection of the Telekom
                                    schedule-of-charges points.

CONNECTION-LINE NETWORK:            The entirety of all lines in the
                                    transmission-route network of Telekom which connect the exchange locations and transmission locations with / among one another.

TRAFFIC RELATIONSHIP:               Two sites have a traffic relationship if at
                                    least one transmission route between them exists or is required.

                  Contract on the transfer of control over CFLs


SECTIONAL TWO-WAY ROUTING IN
THE EXCHANGE AREA:                  Sectional two-way routing is the case if the
                                    CFLs of a traffic relationship are routed in two separate packages on different lines between the customer endpoint and the measuring point relevant to customer charges of the relevant exchange area of Telekom.
                                    The packages are routed in lines which have a minimum spacing from one another of 1.50m. At node points of Telekom's general network, such as cable or cable-channel lead-ins, the spacing can be less than this minimum spacing. The lead-in on the customer's site is governed by the site-specific agreement. Where possible, the
                                    CFLs of a traffic relationship shall be
                                    routed with equal priority in one package.
                                    With the exception in the case of 3 CFLs;
                                    one package is permitted to contain a
                                    maximum of 60 % of the CFLs of a traffic relationship. In the case of a breakdown on one CFL and in the case of operationally necessary measures, two-way routing can be temporarily suspended.


COP CS:                             Central Order Processing, Carrier Services

WORKING DAY:                        In the scope of this agreement, working days
                                    do not include Saturdays. Furthermore,
                                    public holidays only include those days
                                    which are public holidays simultaneously in all German federal states.

                  Contract on the transfer of control over CFLs


                                   ENCLOSURE B

                      CARRIER FIXED LINKS (CLFs) OF TELEKOM

List of contents

Chapter 1         Service description

Chapter 2         Basic technical conditions

Chapter 3         Assistance obligations

Chapter 4         Quality

Chapter 5         Prices

                  Contract on the transfer of control over CFLs

1        SERVICE DESCRIPTION

Telekom shall realise the provision and operation of carrier fixed links (CFLs) for the transmission of data and speech for licensed service providers and carriers.

All CFLs having analogue interfaces are offered exclusively in accordance with the general terms and conditions (service, prices). These CFLs are ordered centrally by FirstMark - in the same way as digital CFLs. In addition, central invoicing shall also be performed for these CFLs with analogue interfaces.

The following CFLs are provided:

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                       SHORT DESCRIPTION OF THE CARRIER FIXED LINKS
-------------------------------------------------------------------------------------------------------------
CFL analogue G                    CFLs with transmission quality
                                  commensurate with the ITU recommendation
                                  M.1040 and 2Dr / 4Dr interfaces.

-------------------------------------------------------------------------------------------------------------
CFL analogue 1025                 CFLs with transmission quality commensurate with the ITU recommendation
                                  M.1025 and 2Dr / 4Dr interfaces.
-------------------------------------------------------------------------------------------------------------
CFL analogue 1020                 CFLs with transmission quality commensurate with the ITU recommendation
                                  M.1020 and 2Dr / 4Dr interfaces.
-------------------------------------------------------------------------------------------------------------
CFL analogue TG                   CFLs with transmission quality commensurate with the ITU recommendation
                                  M.1040 with signalling capability, 2Dr / 4Dr /
                                  6Dr interfaces and attenuation LESS THAN OR EQUAL TO 24dB
-------------------------------------------------------------------------------------------------------------

                  Contract on the transfer of control over CFLs


----------------------------------------------------------------------------------------------------------
DESCRIPTION                       SHORT DESCRIPTION OF THE CARRIER FIXED LINKS
----------------------------------------------------------------------------------------------------------
CFL 64U                           CFLs with 64 kbit/s unstructured and interfaces as per ITU-T recommendation G.703.

----------------------------------------------------------------------------------------------------------
CFL 64S                           CFLs with 64 kbit/s structured and interfaces as per ITU-T recommendation 1.430 (ETS 300 012).

----------------------------------------------------------------------------------------------------------
CFL S01 / CFL TS01                CFLs with 64 + 16 kbit/s structured and interfaces as per ITU-T recommendation 1.430 (ETS 300 012) / T = with
                                  telephone-service quality.
----------------------------------------------------------------------------------------------------------
CFL S02 / CFL TS02                CFLs with 64 + 64 + 16 kbit/s structured and interfaces as per ITU-T recommendation 1.430 (ETS 300 012) / T = with telephone-service quality.

----------------------------------------------------------------------------------------------------------
CFL 2MS / CFL T2MS                CFLs with 1,984 kbit/s structured and interfaces as per ITU-T recommendation G.703 / G.704 / T = with telephone-service quality.

----------------------------------------------------------------------------------------------------------
CFL                               2MU CFLs with 2,048 kbit/s unstructured and
                                  interfaces as per ITU-T recommendation G.703.

----------------------------------------------------------------------------------------------------------
CFL 34M                           CFLs with 34,368 kbit/s and interfaces as per ITU-T recommendation
                                  G.703.
----------------------------------------------------------------------------------------------------------
CFL 16 x T2MS                     CFLs with 16 x 1,984 kbit/s structured and interfaces as per ITU-T recommendation G.703 / G.704 / T = with telephone-service quality.
----------------------------------------------------------------------------------------------------------
CFL 21 x T2MS                     CFLs with 21 x 1,984 kbit/s structured and interfaces as per ITU-T recommendation G.703 / G.704 / T = with telephone-service quality.
----------------------------------------------------------------------------------------------------------
CFL 155M                          CFLs with 155,520 kbit/s SDH-structured (STM1) and interfaces as per
                                  ITU-T recommendation G.703 / G.707-G.709.

----------------------------------------------------------------------------------------------------------
CFL 63 x T2MS                     CFLs with 63 x 1,984 kbit/s structured and interfaces as per ITU-T recommendation G.703 / G.704 / T = with telephone-service quality.
----------------------------------------------------------------------------------------------------------


                  Contract on the transfer of control over CFLs


2        BASIC TECHNICAL CONDITIONS

The technical features of the CFL types, the description of the transmission-specific technical interfaces and the provisions for the structure of the transmission equipment are contained in the basic technical conditions. The carrier fixed links are synchronised using the clock of Telekom. Details on this are also covered in the basic technical conditions.

The basic technical conditions can be found in Telekom's technical guideline 1 TR 805.

The guideline 1 TR 805 can be obtained as

                          Telesoftware in

                          T-ONLINE *45718# or from

                          Deutsche Telekom
                          Darmstadt Centre
                          P186DA-4b
                          D-64307 Darmstadt
                          GERMANY

                          Fax: (06151) 83 - 44 27.

Changes to 1 TR 805 shall be incorporated automatically and are a component of this agreement.

3        ASSISTANCE OBLIGATIONS

A carrier fixed link shall be provided by Telekom if the necessary technical and network-planning-specific prerequisites agreed between Telekom and the party to the agreement and stated in Enclosure G have been fulfilled by the party to the agreement.

Important network-planning-specific prerequisites for the provision of carrier fixed links are the binding planning arrangements to be agreed between Telekom and the party to the agreement regarding the number of CFLs and their locations in accordance with Enclosure G.

                  Contract on the transfer of control over CFLs


4        QUALITY

Telekom shall transfer control of the CFLs with quality parameters in accordance with Enclosure F - Quality / troubleshooting.

5        PRICES

For provision and transfer of control over CFLs, a non-recurring remuneration for provision and a periodic remuneration for transferring control shall be invoiced by Telekom.

The prices for the provision of and transferring of control over CFLs are covered by Enclosure D - Price system for digital CFLs of Telekom.

The payment modalities for the party to the agreement regarding the prices for digital CFLs are contained in the provisions in Item 6 in the main part of this agreement.

                  Contract on the transfer of control over CFLs



                                   ENCLOSURE C

                         ADDITIONAL SERVICES OF TELEKOM

List of contents

Chapter 1         Service description

Chapter 2         Prices

                  Contract on the transfer of control over CFLs


1        SERVICE DESCRIPTION

For a separate remuneration in accordance with Enclosure E - Prices for additional services - Telekom shall render the following additional services for digital CFLs. The ordering of these additional services by FirstMark shall take place in accordance with the procedure provided for in Enclosure H Item 1.3.

1.1 RELOCATION, REPLACEMENT AND MODIFICATION OF THE TERMINATION EQUIPMENT OR OF THE TERMINAL LINE

Telekom shall render the services relocation, replacement and modification of the termination equipment or of the terminal line following an order for this in writing.

1.2      ASSURANCE OF INCREASED NETWORK RELIABILITY IN CASE OF A BREAKDOWN

The service "assurance of increased network reliability in case of a breakdown" comprises the assurance given by Telekom to FirstMark that even in the case of a breakdown in one of the CFLs specified by FirstMark, which are allocated in two different CFL packages per order (with a maximum of 19 CFLs per package, i.e. max. 38 CFLs), at least the CFLs of one a packages shall continue to function.

An order is possible for the following traffic relationships:

(1)      Between the endpoints A to B (two packages from A to B),
(2) between the endpoints A to B and A to C (one package from A to B and one package from A to C) and
(3) between the endpoints A to B and C to D (one package from A to B and one package from C to D).

Telekom is responsible for the exact form of the technical realisation on the basis of the package subdivision communicated by FirstMark to Telekom.

The "assurance of increased network reliability in case of a breakdown" can be rendered for the CFL types CFL 64 U/S, CFL 2MS / T2MS / 2MU, CFL 34 M and CFL 155 M. In addition, this service is provided for the CFL products 16, 21 and 63 x T2MS. Here, each T2MS in the package allocation shall be payable as a separate CFL, i.e. one 63 x T2MS must be separated into two orders of two packages each.

The following quantity limits per week have been defined for the ordering:

(1)      one order with 2 packages of max. 19 CFLs or
(2)      three orders in which the total number of CFLs can be a maximum of 30.

If this is not fulfilled, FirstMark shall be paid compensation once per year in the relevant year for the breakdowns and irrespective of the frequency of the breakdowns. This corresponds to the surcharge previously paid for the year. This obligation is unfulfilled if a breakdown of both packages of an order occurs simultaneously and lasts longer than 5 minutes.

                  Contract on the transfer of control over CFLs


All further claims with respect to non-fulfilment are ruled out subject to the proviso of imperative legal provisions.

A supplementary system may become necessary (see Item 1.7 of this enclosure).

1.3      SECTIONAL TWO-WAY ROUTING IN THE EXCHANGE AREA

Limited two-way routing (sectional two-way routing) at one or both link ends of all CFLs of a traffic relationship:

This applies for the routing of the link ends of the CFLs in two separate packages on different lines in the exchange area in which the endpoint A or B is situated;

A supplementary system may become necessary (see Item 1.7 of this enclosure).

Where possible, the CFLs of a traffic relationship shall be routed with equal priority. Except in the case of 3 CFLs, a maximum of 60 % of the CFLs are permitted to be routed in a single package. In the case of a breakdown of one CFL, the sectional two-way routing can be temporarily suspended.

1.4      DELIVERY-TIME CONFIRMATION FOR SHORT-TERM SERVICES

Within 5 working days following receipt of an appropriate written request from FirstMark, Telekom shall communicate in a binding form the deadline for provision of the CFLs desired by FirstMark.

The delivery time is the period from the ordering of the CFLs until they are delivered. If the customer orders within a period of two weeks following receipt of the delivery-time confirmation, Telekom shall adhere to the agreed delivery time.

This time limit increases to 10 working days if an inspection is required to determine the line routing of the CFLs. In this case, FirstMark undertakes to provide assistance at short notice.

If the site is particularly remote or difficult to develop, the total length of this line shall also be specified in the form of a non-binding statement with the inclusion of the remuneration-free section whose development costs shall be borne jointly by FirstMark in addition to the usual charges as per Enclosure E.

A maximum of 10 delivery-time confirmations per working day can be processed for FirstMark.

                  Contract on the transfer of control over CFLs


1.5 INSTALLATION OF THE CLFs IN A MANNER DEVIATING FROM THE STANDARD INSTALLATION REGULATIONS

Special construction, cf. Enclosure G - Provision of CFLs by Telekom / Assistance obligations of FirstMark.

1.6      PERFORMANCE OF A JOINT TEST SIMILAR TO THE TEST ON DELIVERY OF CLFs

Malfunctions in the FirstMark area and joint test on provision of CFLs; see Enclosure G.

1.7      SUPPLEMENTARY SYSTEMS (ONLY IN CONNECTION WITH ITEM 1.2 AND/OR 1.3)

Supplementary systems cannot be commissioned separately. They shall only be realised in connection with the services "assurance of increased network reliability" or "sectional two-way routing".

If a supplementary system is required in the exchange areas in which the endpoints A or B are situated in order to achieve the line-specific prerequisites for increased network reliability or sectional two-way routing, FirstMark shall pay the non-recurring costs for the erection of the required supplementary systems.

Supplementary systems in the context of these provisions are additional lines or parts of lines (cable or radio-link lines) of Telekom whose erection becomes necessary so as to supplement the line infrastructure either existing or planned in the scope of extension of the normal route to make possible a line routing of the second route which is independent of the line of the first route carried on the normal route.

FirstMark shall reimburse Telekom for the costs invested by it for the supplementary system in accordance with effort / expenditure if its erection was a direct consequence of the FirstMark order.

At the request of FirstMark, Telekom shall draw up a rough product-cost calculation for the costs of the supplementary system prior to a legally-binding order for the services increased network reliability and/or sectional two-way routing.

1.8      FOUR-HOUR EXPRESS TROUBLESHOOTING

At the request of FirstMark, Telekom shall provide in place of the standard service for CFLs an express troubleshooting available at all times (24 hours a day) within 4 hours of receipt of the report of the malfunction. This service shall be invoiced separately in accordance with Enclosure E.

Within this time, Telekom shall repair a malfunctioning CFL and make it available again. In this respect, preference shall be given to troubleshooting the CFLs within normal working hours. If operational availability was restored via a switchover to an alternative route, the sectional two-way routing can remain temporarily suspended,

                  Contract on the transfer of control over CFLs


either completely or partially, until switching back occurs following final elimination of the malfunction. The switching back generally takes place after expiry of the announcement time limit for measures which can be planned.

A prerequisite for express troubleshooting is the utilisation of the services increased network reliability and/or sectional two-way routing in the case of links subject to the main line charge. In the remaining cases of sectional two-way routing, the utilisation of the service four-hour express troubleshooting is dependent on the existing infrastructure and on the available personnel resources of Telekom and can be agreed in individual cases.

Telekom shall notify FirstMark of the time from which four-hour express troubleshooting can be utilised; the additional remuneration obligation commences at this time.

1.9      EIGHT-HOUR TROUBLESHOOTING

For each individual CFL, 8-hour express troubleshooting is offered as a single or standing order.

1.10 PRELIMINARY INVESTIGATION OF SITES WHICH ARE PARTICULARLY REMOTE OR DIFFICULT TO DEVELOP

Within a period of 12 working days following receipt of the enquiry in writing, FirstMark shall receive a statement as to whether the sites on the shortlist of choices are particularly remote or difficult to develop.

If such a site is the case, the total length of this line shall be specified in the form of a non-binding statement with the inclusion of the remuneration-free section whose development costs shall be borne jointly by FirstMark in addition to the usual charges as per Enclosure E.

1.11     DEVELOPMENT OF PARTICULARLY REMOTE SITES

These are FirstMark sites for whose supply outside of the area of the existing suitable telecommunications infrastructure a new cable of more than 500 m in length must be laid or, in the case of a radio link, would have had to have been laid in place of the radio link. Suitable cables include e.g. all subscriber cables.

1.12     DEVELOPMENT OF SITES WHICH ARE PARTICULARLY DIFFICULT TO DEVELOP

These are FirstMark sites which have particular terrain difficulties on account of their exposed location and whose supply is thus very expensive.

                  Contract on the transfer of control over CFLs


1.13     CAPACITY UPGRADE

A capacity upgrade, i.e. a transition from a lower bandwidth to a higher bandwidth with a corresponding change in the speed-type class (LESS THAN 2Mbit/s, = 2Mbit/s, > 2Mbit/s) is possible at any time, even before expiry of the agreed rental period, for all digital CFLs of a traffic relationship with the retention of the endpoints and is performed simultaneously where the technical and operational possibilities allow this. During the upgrade, an interruption of the transmission route takes place.

In this context, dependent on the original CFL product, the following distinction is drawn:

1.13.1   UPGRADE OF CLFs OF UP TO AND INCLUDING 2MBIT/S

CFLs of up to 2Mbit/s can be combined into one new CFL of a higher bandwidth. Here, the sum of the usable bandwidths of the original CFLs must not exceed the usable bandwidth of the new CFL. The combination is regarded as an upgrade.

For an upgrade of CFLs in a binding rental period, in the case where the breakage fee payable by FirstMark for premature termination of the agreement immediately following the provision of the new operable CFLs would be lower than the sum of the breakage fees actually payable for premature termination of the original but now upgraded CFLs, FirstMark shall be invoiced for the difference. The calculation of the breakage fee amounts shall be performed for each CFL in accordance with Enclosure H, 2.2 and 2.3.

On the day the CFLs of a higher bit rate are made available, the contractual relationships referring to the old and now combined CFLs shall expire. For the new higher-bit-rate CFLs, FirstMark can arrange the rental periods listed in Enclosure D.

1.13.2 UPGRADE OF CLFs OF OVER 2MBit/s

CFLs of over 2Mbit/s can be transformed into a CFL of a higher bandwidth with the continuation of the contractually agreed binding rental period for the original CFL or with the agreement of a longer rental period. The previous term of agreement shall be deducted.

The combination of multiple CFLs into one CFL of a higher bandwidth is not possible.

A capacity upgrade can be ordered using the procedure specified in Enclosure H
Item 1.3.

For the provision of the upgrade CFLs, the provisions described in Enclosure G - Provision of CFLs by Telekom - shall apply.

1.14     MALFUNCTION IN THE AREA OF RESPONSIBILITY OF FIRSTMARK

                  Contract on the transfer of control over CFLs


If following the report of a malfunction it emerges on the basis of a test that the cause of the malfunction was in FirstMark's area of responsibility,

                  Contract on the transfer of control over CFLs


FirstMark must refund Telekom for the expenditure incurred in accordance with Enclosure E.

2        PRICES

The prices for the additional services described here and invoiced by Telekom are listed in Enclosure E Prices for additional services of Telekom.

                                   ENCLOSURE D



                    PRICE SYSTEM FOR DIGITAL CFLS OF TELEKOM

List of contents

Chapter 1         General information on the price system for digital CFLs

Chapter 2         Rental periods

Chapter 3         Price list for Telekom CFLs

                  Contract on the transfer of control over CFLs


1        GENERAL INFORMATION ON THE PRICE SYSTEM FOR DIGITAL CFLS

The schedule of charges for the CFLs over which control is transferred by Telekom is dependent on the agreed rental period. This and the commercial conditions applicable to this are described in the following.

The prices are specified as net prices to which the statutory sales tax (VAT) must be added. The prices are invoiced annually for a year in advance (for the CFLs already being utilised) or after the event (in the case of non-recurring services such as e.g. provision, cancelling etc.).

The remuneration obligation for CFLs shall commence when the CFLs are made available. If a provisionally completed CFL was provided initially, the remuneration obligation shall commence on the day on which this CFL became operable, at the latest however 15 working days after the binding deadline for provision of the CFL and shall end after the day on which a termination becomes effective.

2        RENTAL PERIODS

Control over the CFLs shall be transferred either without a binding rental period or with fixed rental periods of 2, 4, 6 or 8 years. In the case of CFLs with a binding rental period, a discount (see Section 3.3 of this enclosure) shall be granted. The agreement of these privileged rental periods (2/4/6/8 years) shall take place with the first order. In any case, it must be ascertainable whether the link in question is a main-line link or not.

The change from of a CFL having a binding rental period to a longer privileged rental period (e.g. from 4 to 6 years, 4 to 8 years etc.) is possible at any time. In this case, the previous rental period shall be deducted from the newly agreed longer rental period. The maximum which can be deducted from the new binding rental period is the term of the previous privileged rental period, i.e. for a CFL which has e.g. a rental period of 4 years, a maximum of 4 years can be deducted, even in the case of longer operation times (e.g. 6 years).

A change to a lower privileged rental period (e.g. from 6 to 4 years) is not possible.

The change of a CFL not having a binding rental period to a CFL with a binding rental period is possible at any time. The previous rental period shall not be deducted from the newly agreed longer rental period.

2.1      SINGLE-ENDPOINT RELOCATION OF CFLS HAVING A PRIVILEGED RENTAL PERIOD

After 12 months have elapsed, a single-endpoint relocation of CFLs with a privileged rental period (2/4/6/8 years) is possible in principle if only one end changes and all the sites developed by Telekom stay the same (i.e. continue to be connected by means of other CFLs).

                  Contract on the transfer of control over CFLs


For the CFLs subject to the single-endpoint relocation, the rental period of the previously chosen privileged binding rental period remains a part of the basic conditions. Irrespective of this, a new longer privileged rental period can be agreed. For the new CFLs, the non-recurring remuneration for connection shall only be charged for the new end. When the new CFLs are made available, the annual remuneration shall be re-adjusted simultaneously.

If in exceptional circumstances a single-endpoint relocation takes place before 12 months have elapsed, the previously chosen CFL shall continue to be fully charged at basic conditions for a period of 12 months.

Changes to the basic charges or the rental-period price discounts for CFLs shall apply automatically for new and already existing agreements having an extended rental period.

2.2      SINGLE-ENDPOINT RELOCATION OF CFLS NOT HAVING A PRIVILEGED RENTAL
         PERIOD

Following a period of 3 months, a single-endpoint relocation of one end is fundamentally possible in the same exchange area, i.e. only one change occurs in a connection-line network and the link-line network remains unchanged.

For the new CFL, the non-recurring connection remuneration shall only be invoiced for the new end. When the new CFL is made available, the annual remuneration shall be re-adjusted simultaneously.

3        PRICE LIST FOR TELEKOM CFLS

3.1      PRICE SYSTEM

For the provision of and transferring control over CFLs, Telekom shall invoice a non-recurring provision price and a periodic control-transfer price (running cost).

For the calculation of the running costs, the measuring points relevant to customer charges and determined by Telekom shall be used for CFLs. For the purposes of charges for a CFL, the beeline distance from the customer site
(X and Y co-ordinates) to the customer-charge measuring point of the relevant exchange area shall be employed. Between the customer-charge measuring points of the relevant exchange areas (link-line section), the beeline distance shall also be employed. In the case of connection-line sections and link-line sections, the distance calculated shall be rounded up to the nearest kilometre. Above a full kilometre, rounding up to the next kilometre shall take place from a length of one metre. Lengths below 1 m shall be rounded down.

3.1.1    REMUNERATION IN THE CONNECTION-LINE NETWORK:

For the remuneration amounts in the connection-line network, a distinction is drawn between non-recurring remuneration for provision and running-cost remuneration.

                  Contract on the transfer of control over CFLs


In the case of the non-recurring remuneration for provision, a one-off basic rate independent of length is payable. The running-cost remuneration amounts are subdivided into lump-sum rates and length-dependent price items and shall be paid annually in advance.

For sites which are remote and difficult to develop, the relevant costs to be borne (additional payments) shall be invoiced to FirstMark in individual cases.

3.1.2    REMUNERATION IN THE LINK-LINE NETWORK:

In the link-line network, a distinction is drawn between CFLs located on "main lines" and those located on "normal lines". Main-line links are links between and within certain selected cities (local networks). At the moment, links between the local networks of the following cities are included in the main-line charge:

             -    Essen         -     Erfurt       -     Mainz
             -    Duesseldorf   -     Rostock      -     Mannheim/Ludwigshafen
             -    Cologne       -     Magdeburg    -     Frankfurt/Main
             -    Dortmund      -     Hamburg      -     Stuttgart
             -    Bonn          -     Bremen       -     Karlsruhe
             -    Berlin        -     Aachen       -     Muenster
             -    Leipzig       -     Hanover      -     Munich
             -    Halle         -     Bielefeld    -     Nuremberg
             -    Dresden       -     Brunswick    -     Luebeck
             -    Kassel        -     Darmstadt    -     Wiesbaden
             -    Augsburg


The provision of a single link line (and also of a single connection-link line) is only possible with the inclusion of the relevant collocation supply points (with the corresponding non-recurring remuneration amounts) and of a collocation facility with Telekom.

3.1.3    REMUNERATION AMOUNTS FOR COLLOCATION SUPPLY POINTS

The remuneration amounts for collocation supply points is subdivided into non-recurring remuneration for provision and annual running-cost remuneration (payable in advance). In each case, these are lump-sum price items.

3.2      BASIC CHARGES

BASIC CHARGE CFL 64U/S KBIT/S

CONNECTION-LINE NETWORK

                                                            Net prices in DM (euros)

REMUNERATION FOR PROVISION (NON-RECURRING)

Basic rate                                                                         1,535.00 (784.83)

Added rate for each km started                                                                 00.00


RUNNING-COST REMUNERATION (ANNUALLY IN ADVANCE)

Flat rate                                                                            350.00 (178.95)

Plus the amount for each km started                                                  239.00 (122.20)




LINK-LINE NETWORK                            MAIN LINES                        NORMAL LINES

                                             Net prices in DM (euros)          Net prices in DM (euros)

RUNNING-COST REMUNERATION (ANNUALLY IN
ADVANCE)

Flat rate                                      2,100.00 (1,073.71)               2,000.00 (1,022.58)

Plus the amount for each km started, up to           90.00 (46.02)                    170.00 (86.92)
15 km

Plus the amount for each km started, from            40.00 (20.45)                     62.00 (31.70)
16 to 50 km

Plus the amount for each km started, from             16.00 (8.18)                     20.00 (10.23)
51 to 150 km

Plus the amount for each km started, over             10.00 (5.11)                      10.00 (5.11)
150 km

COLLOCATION SUPPLY POINTS

                                                                            Net prices in DM (euros)

REMUNERATION FOR PROVISION (non-recurring lump-sum                                 1,402.00 (716.83)
amount)

RUNNING-COST REMUNERATION (lump-sum rate payable                                     250.00 (127.82)
annually in advance)

                  Contract on the transfer of control over CFLs


BASIC CHARGE CFL S01 / TS01

CONNECTION-LINE NETWORK

                                                                      Net prices in DM (euros)

REMUNERATION FOR PROVISION (NON-RECURRING)

Basic rate                                                                                 1,535.00 (784.83)

Added rate for each km started                                                                         00.00


RUNNING-COST REMUNERATION (ANNUALLY IN ADVANCE)

Flat rate                                                                                    350.00 (178.95)

Plus the amount for each km started                                                          239.00 (122.20)



LINK-LINE NETWORK                            MAIN LINES                        NORMAL LINES

                                             Net prices in DM (euros)          Net prices in DM (euros)

RUNNING-COST REMUNERATION (ANNUALLY IN
ADVANCE)

Flat rate                                                  4,200.00 (2,147.43)               4,000.00 (2,045.17)

Plus the amount for each km started, up to                      180.00 (92.03)                   340.00 (173.84)
15 km

Plus the amount for each km started, from                        80.00 (40.90)                    124.00 (63.40)
16 to 50 km

Plus the amount for each km started, from                        32.00 (16.36)                     40.00 (20.45)
51 to 150 km

Plus the amount for each km started, over                        20.00 (10.23)                     20.00 (10.23)
150 km

COLLOCATION SUPPLY POINTS

                                                                         Net prices in DM (euros)

REMUNERATION FOR PROVISION (non-recurring lump-sum                                            1,402.00 (716.83)
amount)

RUNNING-COST REMUNERATION (lump-sum rate payable                                                250.00 (127.82)
annually in advance)

                  Contract on the transfer of control over CFLs

BASIC CHARGE CFL S02 / TS02

CONNECTION-LINE NETWORK

                                                                        Net prices in DM (euros)

REMUNERATION FOR PROVISION (NON-RECURRING)

Basic rate                                                                                 1,535.00 (784.83)

Added rate for each km started                                                                         00.00


RUNNING-COST REMUNERATION (ANNUALLY IN ADVANCE)

Flat rate                                                                                    350.00 (178.95)

Plus the amount for each km started                                                          239.00 (122.20)



LINK-LINE NETWORK                            MAIN LINES                        NORMAL LINES

                                             Net prices in DM (euros)          Net prices in DM (euros)

RUNNING-COST REMUNERATION (ANNUALLY IN
ADVANCE)

Flat rate                                                  6,300.00 (3,221.14)               6,000.00 (3,067.75)

Plus the amount for each km started, up to                     270.00 (138.05)                   485.00 (247.98)
15 km

Plus the amount for each km started, from                       120.00 (61.36)                    180.00 (92.03)
16 to 50 km

Plus the amount for each km started, from                        46.50 (23.78)                     55.00 (28.12)
51 to 150 km

Plus the amount for each km started, over                        30.00 (15.34)                     30.00 (15.34)
150 km

COLLOCATION SUPPLY POINTS

                                                                        Net prices in DM (euros)

REMUNERATION FOR PROVISION (non-recurring lump-sum                                            1,402.00 (716.83)
amount)

RUNNING-COST REMUNERATION (lump-sum rate payable                                                250.00 (127.82)
annually in advance)

                  Contract on the transfer of control over CFLs


BASIC CHARGE CFL 2MS / T2MS / 2MU

CONNECTION-LINE NETWORK

                                                                        Net prices in DM (euros)

REMUNERATION FOR PROVISION (NON-RECURRING)

Basic rate                                                                               2,027.00 (1,036.39)

Added rate for each km started                                                                         00.00


RUNNING-COST REMUNERATION (ANNUALLY IN ADVANCE)

Flat rate                                                                                3,000.00 (1,533.88)

Plus the amount for each km started                                                          775.00 (396.25)




LINK-LINE NETWORK                            MAIN LINES                        NORMAL LINES

                                             Net prices in DM (euros)          Net prices in DM (euros)

RUNNING-COST REMUNERATION (ANNUALLY IN
ADVANCE)

Flat rate                                                  2,700.00 (1,380.49)               3,550.00 (1,815.09)

Plus the amount for each km started, up to                   1,075.00 (549.64)                 1,410.00 (720.92)
15 km

Plus the amount for each km started, from                      320.00 (163.61)                   500.00 (255.65)
16 to 50 km

Plus the amount for each km started, from                       166.00 (84.87)                   200.00 (102.26)
51 to 150 km

Plus the amount for each km started, over                        85.00 (43.46)                     85.00 (43.46)
150 km

COLLOCATION SUPPLY POINTS

                                                                        Net prices in DM (euros)

REMUNERATION FOR PROVISION (non-recurring lump-sum                                            1,653.00 (845.17)
amount)

RUNNING-COST REMUNERATION (lump-sum rate payable                                                450.00 (230.08)
annually in advance)


                  Contract on the transfer of control over CFLs


BASIC CHARGE CFL 34 M

CONNECTION-LINE NETWORK

                                                                        Net prices in DM (euros)

REMUNERATION FOR PROVISION (NON-RECURRING)

Basic rate                                                                              12,712.90 (6,500.00)

Added rate for each km started                                                                         00.00


RUNNING-COST REMUNERATION (ANNUALLY IN ADVANCE)

Flat rate                                                                               10,036.00 (5,131.33)

Plus the amount for each km started                                                     10,500.00 (5,368.56)




LINK-LINE NETWORK                            MAIN LINES                        NORMAL LINES

                                             Net prices in DM (euros)          Net prices in DM (euros)

RUNNING-COST REMUNERATION (ANNUALLY IN
ADVANCE)

Flat rate                                                25,065.00 (12,815.53)             24,500.00 (12,526.65)

Plus the amount for each km started, up to                 5,000.00 (2,556.46)               6,500.00 (3,323.40)
15 km

Plus the amount for each km started, from                  3,250.00 (1,661.70)               4,044.00 (2,067.66)
16 to 50 km

Plus the amount for each km started, from                    1,350.00 (690.24)                 1,650.00 (843,63)
51 to 150 km

Plus the amount for each km started, over                      687.00 (351.26)                   687.00 (351.26)
150 km

COLLOCATION SUPPLY POINTS

                                                                        Net prices in DM (euros)

REMUNERATION FOR PROVISION (non-recurring lump-sum                                            1,542.69 (788.76)
amount)

RUNNING-COST REMUNERATION (lump-sum rate payable                                            6,000.00 (3,067.75)
annually in advance)


                  Contract on the transfer of control over CFLs


BASIC CHARGE CFL 16 X T2MS

CONNECTION-LINE NETWORK

                                                                         Net prices in DM (euros)

REMUNERATION FOR PROVISION (NON-RECURRING)

Basic rate                                                                              15,000.00 (7,669.38)

Added rate for each km started                                                                         00.00


RUNNING-COST REMUNERATION (ANNUALLY IN ADVANCE)

Flat rate                                                                               11,000.00 (5,624.21)

Plus the amount for each km started                                                     10,500.00 (5,368.56)




LINK-LINE NETWORK                            MAIN LINES                        NORMAL LINES

                                             Net prices in DM (euros)          Net prices in DM (euros)

RUNNING-COST REMUNERATION (ANNUALLY IN
ADVANCE)

Flat rate                                                25,065.00 (12,815.53)             24,500.00 (12,526.65)

Plus the amount for each km started, up to                 5,000.00 (2,556.46)               6,500.00 (3,323.40)
15 km

Plus the amount for each km started, from                  3,250.00 (1,661.70)               4,044.00 (2,067.66)
16 to 50 km

Plus the amount for each km started, from                    1,350.00 (690.24)                 1,650.00 (843.63)
51 to 150 km

Plus the amount for each km started, over                      687.00 (351.26)                   687.00 (351.26)
150 km

COLLOCATION SUPPLY POINTS

                                                                         Net prices in DM (euros)

REMUNERATION FOR PROVISION (non-recurring lump-sum                                          2,500.00 (1,278.23)
amount)

RUNNING-COST REMUNERATION (lump-sum rate payable                                            6,000.00 (3,067.75)
annually in advance)

                  Contract on the transfer of control over CFLs

BASIC CHARGE CFL 21 X T2MS

CONNECTION-LINE NETWORK

                                                                         Net prices in DM (euros)

REMUNERATION FOR PROVISION (NON-RECURRING)

Basic rate                                                                              15,000.00 (7,669.38)

Added rate for each km started                                                                         00.00


RUNNING-COST REMUNERATION (ANNUALLY IN ADVANCE)

Flat rate                                                                               13,172.25 (6,734.86)

Plus the amount for each km started                                                     11,156.25 (5,704.10)



LINK-LINE NETWORK                            MAIN LINES                        NORMAL LINES

                                             Net prices in DM (euros)          Net prices in DM (euros)

RUNNING-COST REMUNERATION (ANNUALLY IN
ADVANCE)

Flat rate                                                32,897.81 (16,820.38)             32,156.25 (16,441.23)

Plus the amount for each km started, up to                 6,562.50 (3,355.35)               8,531.25 (4,361.96)
15 km

Plus the amount for each km started, from                  4,265.63 (2,180.98)               5,307.75 (2,713.81)
16 to 50 km

Plus the amount for each km started, from                    1,771.88 (905.95)               2,165.63 (1,107.27)
51 to 150 km

Plus the amount for each km started, over                      901.69 (461.03)                   901.69 (461.03)
150 km

COLLOCATION SUPPLY POINTS

                                                                        Net prices in DM (euros)

REMUNERATION FOR PROVISION (non-recurring lump-sum                                          2,650.00 (1,354.92)
amount)

RUNNING-COST REMUNERATION (lump-sum rate payable                                            6,300.00 (3,221.14)
annually in advance)

                  Contract on the transfer of control over CFLs

BASIC CHARGE CFL 155 M

CONNECTION-LINE NETWORK

                                                                        Net prices in DM (euros)

REMUNERATION FOR PROVISION (NON-RECURRING)

Basic rate                                                                              12,712.90 (6,500.00)

Added rate for each km started                                                                         00.00


RUNNING-COST REMUNERATION (ANNUALLY IN ADVANCE)

Flat rate                                                                               12,062.00 (6,167.20)

Plus the amount for each km started                                                     11,500.00 (5,879.86)




LINK-LINE NETWORK                            MAIN LINES                        NORMAL LINES

                                             Net prices in DM (euros)          Net prices in DM (euros)

RUNNING-COST REMUNERATION (ANNUALLY IN
ADVANCE)

Flat rate                                                36,000.00 (18,406.51)             36,000.00 (18,406.51)

Plus the amount for each km started, up to                 7,700.00 (3,936.95)              11,250.00 (5,752.03)
15 km

Plus the amount for each km started, from                  5,250.00 (2,684.28)               7,150.00 (3,655.74)
16 to 50 km

Plus the amount for each km started, from                  2,450.00 (1,252.67)               3,250.00 (1,661.70)
51 to 150 km

Plus the amount for each km started, over                    1,250.00 (639.11)                 1,250.00 (639.11)
150 km


COLLOCATION SUPPLY POINTS

                                                                        Net prices in DM (euros)

REMUNERATION FOR PROVISION (non-recurring lump-sum                                            1,837.00 (939.24)
amount)

RUNNING-COST REMUNERATION (lump-sum rate payable                                            6,350.00 (3,246.70)
annually in advance)


                  Contract on the transfer of control over CFLs

BASIC CHARGE CFL 63 X T2MS

CONNECTION-LINE NETWORK

                                                                         Net prices in DM (euros)

REMUNERATION FOR PROVISION (NON-RECURRING)

Basic rate                                                                             20,000.00 (10,225.84)

Added rate for each km started                                                                         00.00


RUNNING-COST REMUNERATION (ANNUALLY IN ADVANCE)

Flat rate                                                                               14,077.56 (7,197.74)

Plus the amount for each km started                                                     12,000.00 (6,135.50)




LINK-LINE NETWORK                            MAIN LINES                        NORMAL LINES

                                             Net prices in DM (euros)          Net prices in DM (euros)

RUNNING-COST REMUNERATION (ANNUALLY IN
ADVANCE)

Flat rate                                                36,000.00 (18,406.51)             36,000.00 (18,406.51)

Plus the amount for each km started, up to                 7,700.00 (3,936.95)              11,250.00 (5,752.03)
15 km

Plus the amount for each km started, from                  5,250.00 (2,684.28)               7,150.00 (3,655.74)
16 to 50 km

Plus the amount for each km started, from                  2,450.00 (1,252.67)               3,250.00 (1,661.70)
51 to 150 km

Plus the amount for each km started, over                    1,250.00 (639.11)                 1,250.00 (639.11)
150 km

COLLOCATION SUPPLY POINTS

                                                                         Net prices in DM (euros)

REMUNERATION FOR PROVISION (non-recurring lump-sum                                          5,850.00 (2,991.06)
amount)

RUNNING-COST REMUNERATION (lump-sum rate payable                                            7,400.00 (3,783.56)
annually in advance)

                  Contract on the transfer of control over CFLs


3.3      PRICE-REDUCTION SYSTEM

3.3.1    RENTAL-PERIOD PRICE REDUCTION

A rental-period price reduction shall be granted in the case of CFLs leased with a rental period of 2, 4, 6 or 8 years. This pertains to all price segments (remuneration for provision and running-cost remuneration of the connection-line and link-line network) with the exception of the prices for additional services.

The rental period shall extend automatically if the customer does not terminate the rental agreement in writing 3 months prior to expiry of the rental period.

Following every change which occurs in the basic prices or in the rental-period price reductions for CFLs, the updated figures shall be employed automatically for new and already existing minimum-rental-period agreements.

Rental-period price reduction for digital CFLs:

2 YEARS       4 YEARS      6 YEARS     8 YEARS
     10%           17%          21%         23%

                  Contract on the transfer of control over CFLs



3.3.2    SALES-PRICE REDUCTION

The sales bonus pertains to all sales with DIGITAL CFLs.

(The sales figure in the context of this provision is calculated from the total amount for which Telekom invoices FirstMark for each calendar year taking into account the reimbursements payable by Telekom to FirstMark.)

Sales bonus for digital CFLs (APPLICABLE UNTIL 31 DECEMBER, 1999):

------------------------------------------------------------------------------------------------------------------
                  FOR THE NET PROPORTION OF ANNUAL SALES                            SALES-PRICE REDUCTION
------------------------------------------------------------------------------------------------------------------

                    FROM                                   TO
------------------------------------------------------------------------------------------------------------------
                                  0 DM                       0.5 million DM                  0 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                        0.5 million DM                         1 million DM                  2 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                          1 million DM                         2 million DM                  3 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                          2 million DM                         5 million DM                  4 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                          5 million DM                        10 million DM                  5 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                         10 million DM                        20 million DM                  6 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                         20 million DM                        50 million DM                  8 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                         50 million DM                       100 million DM                 10 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                        100 million DM                       200 million DM                 12 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                        200 million DM                       500 million DM                 14 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                        500 million DM                         1 billion DM                 16 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                          1 billion DM                         2 billion DM                 20 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                        > 2 billion DM                                                      24 %
------------------------------------------------------------------------------------------------------------------


                  Contract on the transfer of control over CFLs


Sales bonus for digital CFLs in euros (APPLICABLE FROM 1 JANUARY, 2000):

------------------------------------------------------------------------------------------------------------------
                  FOR THE NET PROPORTION OF ANNUAL SALES                            SALES-PRICE REDUCTION
------------------------------------------------------------------------------------------------------------------
                 FROM                                   TO
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                               0 euros                   0.25 million euros                  0 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                    0.25 million euros                    0.5 million euros                  2 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                     0.5 million euros                      1 million euros                  3 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                       1 million euros                    2.5 million euros                  4 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                     2.5 million euros                      5 million euros                  5 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                       5 million euros                     10 million euros                  6 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                      10 million euros                     25 million euros                  8 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                      25 million euros                     50 million euros                 10 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                      50 million euros                    100 million euros                 12 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                     100 million euros                    250 million euros                 14 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                     250 million euros                    500 million euros                 16 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                     500 million euros                      1 billion euros                 20 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                     > 1 billion euros                                                      24 %
------------------------------------------------------------------------------------------------------------------


                  Contract on the transfer of control over CFLs

Sales bonus for digital CFLs in DM converted from the euro amounts (APPLICABLE FROM 1 JANUARY, 2000):

------------------------------------------------------------------------------------------------------------------
                  FOR THE NET PROPORTION OF ANNUAL SALES                            SALES-PRICE REDUCTION
------------------------------------------------------------------------------------------------------------------
                 FROM                                   TO
------------------------------------------------------------------------------------------------------------------
                                  0 DM                        488,957.50 DM                  0 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                         488,957.50 DM                        977,915.00 DM                  2 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                         977,915.00 DM                      1,955,830.00 DM                  3 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                       1,955,830.00 DM                      4,889,575.00 DM                  4 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                       4,889,575.00 DM                      9,779,150.00 DM                  5 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                       9,779,150.00 DM                     19,558.300.00 DM                  6 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                      19,558.300.00 DM                     48,895,750.00 DM                  8 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                      48,895,750.00 DM                     97,791,500.00 DM                 10 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                      97,791,500.00 DM                    195,583,000.00 DM                 12 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                     195,583,000.00 DM                    488,957,500.00 DM                 14 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                     488,957,500.00 DM                    977,915.000.00 DM                 16 %
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                     977,915.000.00 DM                  1,955,830,000.00 DM                 20 %

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                 > 1,955,830,000.00 DM                                                      24 %
------------------------------------------------------------------------------------------------------------------


                  Contract on the transfer of control over CFLs


3.3.3    PACKAGE PRICE REDUCTION

The package price reduction pertains to the remuneration for provision and shall be applied in the case of simultaneous provision of several CFLs of the same bit rate and in each case for the same site. The percentage rebates on the remuneration for provision (possibly reduced through choice of rental period) are scaled as follows and are dependent on the transmission capacity:

                                          CFL        CFL       CFL        CFL       CFL        CFL
                                          64         S01       S02        2         34         155
                                          KBIT/S                          MBIT/S    MBIT/S     MBIT/S

PACKAGE PRICE         for the 2nd - 7th       10%      10%        10%       15%        40%       40%
REDUCTION             line for each site
(as a % on the        for every               30%      30%        30%       40%        40%       40%
remuneration for      additional line
provision)            for each site


                  Contract on the transfer of control over CFLs


                                   ENCLOSURE E

                  PRICE LIST FOR ADDITIONAL SERVICES OF TELEKOM

                  Contract on the transfer of control over CFLs


1 RELOCATION, REPLACEMENT AND MODIFICATION OF THE TERMINATION EQUIPMENT OR TERMINATION LINE AT THE REQUEST OF FIRSTMARK

Relocation, replacement and modification of the termination equipment or termination line at the request of FirstMark shall be charged in accordance with the current prices in the general terms and conditions (price list for standard fixed links) for the standard fixed link of a comparable transmission speed.

2        INCREASED NETWORK RELIABILITY

For the assurance of increased network reliability, a surcharge shall be charged of 15% of the annual price of the CFLs of this traffic relationship as determined in accordance with Enclosure D.

3        SECTIONAL TWO-WAY ROUTING IN THE CONNECTION-LINE AREA

A surcharge shall be charged of 50% of the annual price for the relevant connection-line end of the CFLs as determined in accordance with Enclosure D. Sectional two-way routing can also be ordered for both connection-line areas.

4        DELIVERY-TIME INFORMATION FOR SHORT-TERM SERVICES

The price for the delivery-time information is 600.00 DM (306.78 euros) for each information. This shall be deducted from the price for provision in the case of an appropriate order within two weeks following receipt by FirstMark of the reply to the request for delivery-time information.

5 INSTALLATION OF THE CFLS IN A MANNER DEVIATING FROM THE STANDARD INSTALLATION REGULATIONS (SPECIAL CONSTRUCTION)

Invoicing in accordance with the current prices in the general terms and conditions (price list, standard fixed links) for a standard fixed link appropriate to the transmission speed.

6 PERFORMANCE OF A JOINT TEST SIMILAR TO THE TEST ON DELIVERY OF CFLS (MALFUNCTIONS IN THE FIRSTMARK AREA AND JOINT TEST ON PROVISION OF
         CFLS)

FirstMark shall remunerate Telekom for the services in accordance with the general terms and conditions "price list, other services". The costs incurred are for items 2.1, 2.2 and 2.3.

The remuneration payable by FirstMark for connection shall be reduced by these same amounts if a joint test in accordance with Enclosure G does not ascertain that the provided CFLs are operable.

7        SUPPLEMENTARY SYSTEMS (ONLY IN COMBINATION WITH ITEMS 2 AND 3)

Supplementary systems cannot be ordered separately. They shall only be realised in combination with an order for sectional two-way routing or the increase of network security.

Supplementary systems shall be invoiced in accordance with effort / expenditure.

If several cables are laid in the same trench, jointly incurred costs shall be shared proportionately.

If an existing cable channel or channel pipe is used, a utilisation remuneration shall be calculated in accordance with the following procedure and a lump-sum invoice shall be raised:

|_| If the utilisation by a supplementary system commences in the calendar year 1998, the non-recurring utilisation remuneration is 33.29 DM (17,02 euros) for each commenced metre of a used cable channel or cable pipe (where appropriate including the length sections within cable shafts or similar).

|_| For utilisation which commences in a later calendar year, the corresponding utilisation remuneration shall be newly determined via multiplication with the index of the construction costs for new roads in accordance with the following formula:

         Nn       =       Nn-1     x        Tn-1
                                            -----
                                            Tn-2

Explanation of operands:

Nn       Utilisation remuneration in calendar year n

Tn-2 Price index in road construction in the November of the year before last (n-2) *)

Tn-1 Price index in road construction in the November of the previous year (n-1) *)

Nn-1     Utilisation remuneration in the previous year (n-1)

(*) Source for the price index: Statistical Annual Table 23.9.2 and/or Technical Series 17, Number 4; Measurement figures for construction-service prices and price indices for constructions (including sales tax (VAT))

The calculation of a payable amount only refers to ends of connection.

8        FOUR-HOUR EXPRESS TROUBLESHOOTING

A surcharge of 5% of the annual remuneration for the CFLs calculated in accordance with Enclosure D and a site-specific price of 3,800.00 DM (1,942.91 euros) per year shall be charged.

                  Contract on the transfer of control over CFLs


9        EIGHT-HOUR EXPRESS TROUBLESHOOTING

The eight-hour express troubleshooting service shall be rendered under a standing order with a minimum term of one year or via a single order for a CFL specified by FirstMark.

                       1. STANDING ORDER                                 2. SINGLE ORDER

Groups                 Annual price per CFL      Annual price per CFL    Price per order       Price per order

CFL analogue                  1,854.12 DM               948 euros           2,781.19 DM           1,422 euros
CFL 64U/64S                   1,854.12 DM               948 euros           2,781.19 DM           1,422 euros
CFL S01/TS01 and              1,854.12 DM               948 euros           2,781.19 DM           1,422 euros
S02/TS02

CFL 2M                        3,027.60 DM             1,548 euros           4,541.44 DM           2,322 euros
CFL > 2M                      4,670.52 DM             2,388 euros           7,005.78 DM           3,582 euros


10 PRELIMINARY INVESTIGATION FOR SITES WHICH ARE PARTICULARLY REMOTE OR DIFFICULT TO DEVELOP

The remuneration for the preliminary investigation of a site is 800.00 DM (409.03 euros) per site. The payable remuneration shall be deducted from the remuneration for provision where an appropriate order is made within three months following receipt by FirstMark of the reply to the enquiry.

11       DEVELOPMENT OF PARTICULARLY REMOTE SITES

If a cable is newly laid so as to supply equipment of FirstMark on a remote site, FirstMark shall pay a non-recurring portion of the development costs for the new line in addition to the remuneration for provision. Here, for the calculation of this portion of the development costs, a remuneration-free length of 500 m shall be subtracted from the length of the new line, the remaining length rounded up to a full 100 m and for each 100 m of the remaining length 50% of the remuneration for provision shall be charged in accordance with Enclosure D for one end of the connection.

If in the course of developing a FirstMark site, a cable is laid by an energy-supply company or by another telecommunications or supply company etc. and, through joint utilisation of the line, Telekom achieves a cost saving compared with a fictitious constructional measure which it would have to perform on its own, the portion of the development costs payable by FirstMark shall be reduced by that percentage which this cost saving represents of the costs for the fictitious constructional measure which Telekom would have to perform on its own. The costs for the fictitious constructional measure which Telekom would have to perform on its own shall be ascertained by means of a rough calculation (product-cost calculation) and communicated to FirstMark.

                  Contract on the transfer of control over CFLs

If a radio-link line is erected for the development of a remote site, the length of a fictitious new cable line as per paragraph 1 shall be used as a basis for the calculation of the portion of the development costs.

12       DEVELOPMENT OF SITES WHICH ARE PARTICULARLY DIFFICULT TO DEVELOP

These are FirstMark sites which, on account of their exposed location with particular terrain difficulties, require an investment of over 70,000 DM (35,790.43 euros) per km for underground constructional work, cable-laying costs, special telecommunications constructional material and permission costs. These costs must be incurred for a section of at least 200 m in length.

FirstMark shall pay a contribution to the development costs corresponding to the expenditure which exceeds the above amount on the (partial) section.

13       CAPACITY UPGRADE

13.1     UPGRADE OF CFLS UP TO AND INCLUDING 2MBIT/S

The price for provision of the new higher-bit-rate CFL corresponds with the remuneration specified in Enclosure D. If the site is particularly remote or particularly difficult to develop, the provisions in Enclosure E shall apply. The remuneration amounts shall be invoiced for each capacity upgrade.

13.2     UPGRADE OF CFLS LARGER THAN 2MBIT/S

The remuneration for provision of the capacity upgrade shall correspond with the current price in the general terms and conditions (price list, standard fixed links) for the change from a standard fixed link Digital 34M, 140M to a higher-bit-rate SFV and shall be invoiced for each capacity upgrade.

14       MALFUNCTION IN THE RESPONSIBILITY AREA OF FIRSTMARK

For malfunctions in the responsibility area of FirstMark, FirstMark must recompense Telekom for the expenditure incurred with a lump sum of 600.00 DM (306.78 euros) per malfunction.

                  Contract on the transfer of control over CFLs


                                   ENCLOSURE F

                            QUALITY / TROUBLESHOOTING

List of contents

Chapter 1         Quality

Chapter 2         Troubleshooting

Chapter 3         Measures which can be planned

                  Contract on the transfer of control over CFLs



1        QUALITY

The quality of the CFLs is defined by the availability and by the transmission quality which is normally provided in the transmission routing network of Telekom.

In the scope of the available technical and operational possibilities, Telekom shall transfer FirstMark control over carrier fixed links with an availability over the entire transmission route of at least 98.5 % per year and a maximum bit error rate of 10-7.

The availability of a CFL for a given calendar year shall be determined by means of the calculation procedure specified below.

The average annual availability of the CFLs over which Telekom transfers control to FirstMark shall be determined using the calculation procedure specified below for at least 10 CFLs of the same bit rate and shall be at least 99 %.

Planned work (measures which can be planned) which have been agreed with the customer shall not be taken into consideration in the availability calculation.

If the availability values are fallen short of or if, in one calendar year, more than 10 reported malfunctions occur on a particular CFL with a malfunction duration of more than 15 minutes in each case, Telekom shall take immediate measures to ensure the said availability.

Calculation procedure for determining the annual availability of a CFL:

                                                     Dm
ACFL              =                1        -       --------
                                                     8760


ACFL              Availability of the CFL in the calendar year

Dm Sum of the duration in hours of all malfunctions reported in the calendar year (where these malfunctions were in the area of responsibility of Telekom).

8760              =       average number of hours / year

Calculation procedure for determining the average annual availability of the CFLs over which Telekom transfers control to customers.

VCFLm = [(SIGMA) VcFLi] / m for i=1 to m; m (greater than or equal to) 10

CFLi = CFLs of the same bit rate

                  Contract on the transfer of control over CFLs


2        TROUBLESHOOTING

2.1      STANDARD SERVICE

In the scope of standard troubleshooting for all CFLs, Telekom guarantees troubleshooting at the latest within 24 hours.

2.2      PROCEDURE IN THE CASE OF MALFUNCTIONS

Telekom shall install for the FirstMark network a central, permanently reachable malfunction helpdesk (NC = network control department) for taking note of malfunctions.

At FirstMark's end, a permanently manned malfunction helpdesk shall be responsible for the contacts to the NC.

If a malfunction of a CFL is detected by FirstMark after checking its equipment, FirstMark must notify the malfunction helpdesk of this immediately specifying the line description of the CFL as provided by Telekom. FirstMark must take all precautions to enable Telekom to immediately take note of the malfunction and perform troubleshooting measures in an unhampered manner. If the support of FirstMark is required for the troubleshooting of a Telekom CFL, FirstMark shall provide this support to an appropriate extent at all times and free of charge. The same applies vice versa for Telekom.

After elimination of the malfunction, NC or the permanently-manned malfunction helpdesk at FirstMark shall report the restored operational availability in each case to the other helpdesk.

If following the report of the malfunction a test indicates that the cause of the malfunction was in the responsibility area of FirstMark, FirstMark shall recompense Telekom for the expenditure incurred in accordance with Enclosure E.

2.3      DELAYED TROUBLESHOOTING

If Telekom cannot render the services agreed for eight-hour and four-hour express troubleshooting as agreed for the standard service, a breakdown compensation shall be guaranteed for the malfunctioning CFL unless Telekom proves that it was not responsible for the failure to adhere to the agreed time limit.

If the malfunction duration is within the scope of the agreed time limits, no breakdown compensation is payable.

The malfunction duration shall be determined in full minutes and shall be calculated from the time difference between the receipt of the report of the malfunction by the central malfunction helpdesk of Telekom and the receipt by FirstMark of the report that the malfunction has been eliminated.

                  Contract on the transfer of control over CFLs

Delays in troubleshooting for which FirstMark is responsible shall diminish the calculated malfunction duration accordingly.

If Telekom exceeds the time agreed for troubleshooting of the standard service (troubleshooting within 24 hours) by

- more than 12 hours, FirstMark shall be reimbursed with 10 % of 1/12 of the annual remuneration of the relevant CFL,

- more than 30 hours, FirstMark shall be reimbursed with 15 % of 1/12 of the annual remuneration of the relevant CFL and

- more than 48 hours, FirstMark shall be reimbursed with 20% of 1/12 of the annual remuneration of the relevant CFL.

If Telekom exceeds the time agreed for eight-hour express troubleshooting by

- more than 2 hours, FirstMark shall be reimbursed with 10% of 1/12 of the annual remuneration of the relevant CFL,

- more than 4 hours, FirstMark shall be reimbursed with 20% of 1/12 of the annual remuneration of the relevant CFL and

- more than 8 hours, FirstMark shall be reimbursed with 40% of 1/12 of the annual remuneration of the relevant CFL.

If Telekom exceeds the time agreed for four-hour express troubleshooting by

- more than 1 hour, FirstMark shall be reimbursed with 20% of 1/12 of the annual remuneration of the relevant CFL,

- more than 2 hours, FirstMark shall be reimbursed with 50% of 1/12 of the annual remuneration of the relevant CFL and

- more than 4 hours, FirstMark shall be reimbursed with 100% of 1/12 of the annual remuneration of the relevant CFL.

The period of examination for the reimbursements is one calendar month. For delays in the standard service or in eight-hour and four-hour express troubleshooting, a maximum of 1/12 of the annual remuneration shall be reimbursed. The reimbursement shall be settled at the beginning of the following year.

2.4      ESCALATION PROCESS FOR THE TROUBLESHOOTING PROCEDURE

2.4.1    ESCALATION STAGES

For the case where regular procedures described in this enclosure are not adhered to, both parties to the agreement shall specify appropriate escalation stages via which an escalation shall be effected where necessary.

Regular procedures are the agreements on standard troubleshooting and express troubleshooting of the CFLs and are described in this enclosure.

                  Contract on the transfer of control over CFLs


The escalation stages are:

Escalation
stage  Telekom                                FirstMark

I                 Manager of the network control         FirstMark contact person for
                  department                             escalation stage 1

II                Manager of QNM                          ...
III               Head of department SZ                   ...

The details of the relevant escalation stage (address, telephone, fax) are listed in Annex 1 - Contact persons. The parties to the agreement shall attempt to the best of their ability to reach agreement at every escalation stage. If agreement is not reached, a shift shall take place to the next escalation stage in line in accordance with the procedure in Section 2.4.21 and 2.4.31 and the time limits as per Section 2.4.41.

2.4.2    LAUNCHING OF THE ESCALATION PROCEDURE

FirstMark can launch the escalation procedure as follows: The FirstMark employee or department commissioned with escalation stage 1 shall send the Telekom contact person appointed for escalation stage 1 in accordance with Item 2.4.12 an escalation message by fax (first escalation stage). The escalation message must specify exactly which regular procedure intended for the escalation process in accordance with Section 2.4.12 was not adhered to.

2.4.3    CONTINUATION OF THE ESCALATION PROCEDURE

If agreement cannot be reached at the first escalation stage, FirstMark can shift the procedure to the second escalation stage. In addition to the information via the escalation message of the first escalation stage in accordance with Item 2.4.23, the escalation message to the second escalation stage must additionally inform the Telekom contact person as to why agreement could not be reached at the previous escalation stage. If agreement cannot be reached at the second escalation stage, FirstMark can shift the procedure to the third escalation stage. The above provisions of this subsection for the escalation from the first to the second escalation stage apply accordingly.

2.4.4    TIME LIMITS IN THE ESCALATION PROCEDURE

FirstMark shall only shift to the next escalation stage within 24 hours commencing with the expiry of the time limit for the escalation in accordance with table below - Escalation time limits - unless the parties to the agreement have come to a different arrangement through their departments responsible for the relevant escalation stage on the time limit in question. The escalation time limits for the individual operational incidents are specified in the table below.

------------------------------------
1 Original 2.5.2/2.5.3/2.5.4
2 Original 2.5.1
3 Original 2.5.2

                  Contract on the transfer of control over CFLs

Escalation time limits

Incidents                      First escalation stage        Second escalation stage   Third escalation stage
Standard troubleshooting       After expiry of the           8 hours                   4 hours
                               standard-troubleshooting
                               time limit

Express troubleshooting        After expiry of the           2 hours                   1 hour
                               express-troubleshooting time
                               limit

3        MEASURES WHICH CAN BE PLANNED

Fundamentally, measures which can be planned shall be performed by Telekom where this is allowed by the operational and technical possibilities within the following times:

Daily from 3.00 a.m. until 5.30 a.m.

and additionally every first Sunday in the month from 1.00 a.m. until 6.00 a.m.

Measures in the transmission route network of Telekom which can be planned shall be communicated to the FirstMark contact department agreed in accordance with Enclosure I five working days at the latest prior to the planned date for the measures.

If FirstMark is planning a change which could affect for the interchange interface or for equipment deployed by FirstMark for the operation of the technical equipment of Telekom, FirstMark is obliged to communicate this five working days at the latest in advance to the agreed contact department of Telekom in accordance with Enclosure 1.

If Telekom is planning a change in the Telekom network which could affect the traffic processing with the network of FirstMark, Telekom is obliged to communicate this five working days at the latest in advance to the agreed contact department of FirstMark responsible in accordance with Enclosure I.

                                   ENCLOSURE G

                    PROVISION OF CFLs BY TELEKOM / ASSISTANCE
                            OBLIGATIONS OF FIRSTMARK

List of contents

Chapter 1    Provision

Chapter 2    Assistance obligations of FirstMark

1        PROVISION

1.1      PROVISION TIME LIMITS AND DEADLINES

Where FirstMark does not order with a longer provision time limit, the provision of CFLs shall take place in at least 80% of cases within 3 months following receipt of the complete order in writing if the sites in question are not particularly remote or particularly difficult to develop. A working day must always be arranged as the provision deadline. The reference period for determining provision-time-limit proportions is half a calendar year.

Telekom shall immediately, at the latest within 15 working days following receipt of the complete order in writing, either confirm in writing the provision deadline desired by FirstMark or propose a different earliest possible provision deadline in writing. In the latter case, FirstMark shall thereafter confirm the other provision within 5 working days, arrange a new provision deadline with Telekom or cancel the order under the preconditions stated in Enclosure H. If no reply is given within this time limit, the deadline specified by Telekom is legally binding.

In individual cases and where technically / organisationally possible, it can be agreed to bring forward a provision deadline.

1.2      PROVISION PROCESS

1.2.1    INSPECTION

At the request of Telekom, a joint inspection of the site shall be made. The inspection deadline shall be set up in mutual agreement as quickly as possible. A protocol of this inspection shall be created jointly in duplicate with each party to the agreement receiving one copy. In the inspection protocol, the contractual obligations of the parties as regards the conditions for provision of the CFLs shall be clarified. If an assistance obligation is arranged in the inspection protocol but not fulfilled, Telekom does not have to render its service until the assistance obligations have been fulfilled by FirstMark and the originally agreed reaction time has elapsed. The reaction time in each case shall be contained in the inspection protocol (for a blank protocol, see Enclosure J).

If an inspection is not required, FirstMark shall communicate this at short notice using the blank inspection protocol (Enclosure J).

In principle, a joint inspection shall only take place if an inspection has not yet taken place for a customer site and there are no circumstances which necessitate a further joint inspection.

1.2.2    INSTALLATION

Telekom shall install termination equipment for the CFLs in a period agreed with FirstMark. Basically, the power supply for all transmission-specific technical equipment on the FirstMark site shall be provided by FirstMark. The line installation shall be performed in accordance with the Telekom rules for the standard installation listed below.

Particulars for the device installation are contained in the basic technical conditions (see Enclosure B).

The erection of support constructions for radio-link antennas is a fundamental component of Telekom's scope of services. The provision of erection spaces or attachment facilities for radio-link antennas is fundamentally a part of the assistance obligation of FirstMark.

If an antenna-support construction erected on a building by FirstMark is also used by Telekom for the attachment of a radio-link antenna, Telekom shall pay the additional costs incurred where it requests the erection, modification or utilisation of the support construction.

When it is finished with the utilisation, Telekom shall immediately remove any equipment which it has set up on the relevant site at the corresponding request and at the expense of FirstMark. This undertaking by Telekom shall be set aside if it is interested in leaving the said equipment in place and the owner of the site agrees to this.

(1)      STANDARD INSTALLATION

A standard installation of the CFLs in buildings has the characteristic that a concealed line routing is possible within the building via utilisation of existing pipe networks or other concealed conduits, e.g. installation channels (DIN 18015). If such facilities are not available, a surface mounting shall be performed with attachment by means of clamps on or in the building, preferably in the staircase, and using the normal mounting equipment; wall and ceiling penetrations shall be regarded as part of a regular installation in particular in those cases where they can be effected by means of manual percussion drills or similar.

(2)      SPECIAL CONSTRUCTIONS

In particular, the following shall be regarded as special constructions:

-        Provision of an optical interface for CFL 155M;

-        Employment of special installation material;

- Installation with special protection measures in the line routing (use of protective pipes, access-protected line routing);

- Penetrations through unusual building parts which cannot be effected by means of manual percussion drills or similar;

- Other measures in the construction work which cannot be performed using the equipment normally used by installation personnel because they represent a significant deviation from the constructions normally used and because they represent additional effort / expenditure.

1.2.3    TEST

Prior to the delivery of a digital CFL, the operability of this CFL shall be tested using the following test procedure:

(1)      TEST PROCEDURE FOR THE PROVISION OF DIGITAL CFLs

Following the complete set-up and activation of all components and the construction of all required switching, both transmission directions of the CFLs in the termination equipment are connected into one measuring circuit in which all components of the CFLs are included. The connection is achieved by means of a loop formation (loop plug on the NTPM (network termination, primary rate access) or the loop on the DS2 distributor, DS34 distributor, DS140 distributor and/or DS155 distributor).

Case A:
A test signal is sent through the measuring circuit for a period of 6 hours and evaluated. The CFL is operational if the bit error rate is less than 10-7 and a maximum of 1 synchronous error for each 200 km of line length has occurred.

Case B:
If 64kbit/s is the case, a test signal is sent through the measuring circuit for a period of 1 hour and evaluated. The CFL is operational if not more than 460 single bit errors and a maximum of 1 cluster error and 1 synchronous error have occurred.

(2)      TEST PROCEDURE IN THE CASE OF A COUPLING OF MEASURES

If FirstMark has specified that the provision is a coupling with switch-off and if Telekom has communicated on the basis of the line planning that a switchover to the Telekom network is required and must be agreed with FirstMark, only that section of the CFL which has to be newly provided shall be subjected to the above test procedure. Where possible, the switchover shall take place during an agreed period in the low-traffic hours of the FirstMark network.

In order to minimise the interruption in operation occurring in the course of the switchover, the test of the new CFLs provided with the switchover shall be limited as a rule to a short functional test taking a maximum of 1 hour. If this functional test is successful, the CFL shall be made available (notice of provision).

If the operability of the new CFLs yielded in the scope of the planned switchover cannot be achieved, a switch back to the former routing shall initially take place; following elimination of the errors which occurred, a new switchover deadline must be agreed between Telekom and FirstMark. The arrangements in Enclosure H
Section 2.5 apply in principle in this case.

(3)      JOINT TEST

In addition to the above test procedures, a joint test can be initiated by FirstMark or Telekom.

The request for the performance of a joint test shall be communicated by the permanently-manned malfunction helpdesk at FirstMark to the NC; the contact persons responsible shall be appointed by each side. Following this, the deadlines for the test shall be agreed between the people responsible locally. The joint measurement shall be completed within the following 5 working days.

The measurement shall be performed as a direction-specific end-to-end measurement at the sites of the termination equipment. The required measurement devices shall be provided by Telekom. A 24-hour measurement shall be performed.

- The CFL in case A shall be regarded as operational if the bit error rate is lower than 10-7 and a maximum of 4 synchronous errors per 200 km of line length have occurred.

- The CFL in case B shall be regarded as operational if in each transmission direction not more than 5520 single bit errors and a maximum of 24 cluster errors and 24 synchronous errors have occurred.

The recorded measurement protocol shall be printed out. A report shall be drawn up in duplicate on the evaluation of the measurement and the established result and signed by the representatives of both parties. Each party shall receive one copy of the measurement protocol and of the report.

1.2.4    DELIVERY

The provision procedure for CFL shall be completed on delivery. The delivery of the CFL shall take place on site jointly on the mutually agreed provision deadline. In the course of the CFL delivery procedure, the operability of a digital CFL shall be tested using the test procedures specified under 1.2.3 (1). If the specified test procedure ascertains that the CFL is operational, the CFL shall be regarded as provided.

The measurement protocol recorded in the course of this test procedure shall be printed. With the measurement protocol, Telekom communicate to FirstMark the line description used internally by Telekom with reference to the line number specified by FirstMark and to the site co-ordinates (X / Y values based on the Gauss-Krueger projection). From provision onwards, the internal line description used by Telekom shall be used by both parties to the agreement as an identifier in the course of mutual business correspondence / communications.

Telekom shall draw up in duplicate a provision protocol regarding the evaluation of the measurement and ascertained result. This provision protocol shall be signed by the staff of both agreement parties who performed the test. Each party to the agreement shall receive one copy of the measurement protocol and of the provision protocol.

A prerequisite for proper delivery is that FirstMark communicates the fulfilment of the assistance obligations specified in the inspection protocol (this applies in particular for the power supply) to the COP CS in accordance with the time limits agreed in the inspection protocol.

If FirstMark has not fulfilled these assistance obligations in full, the CFL shall be finished as far as possible, provisionally finalised and delivered. In the case of discrepancies regarding advance services not rendered, a joint inspection of the sites within two working days shall be agreed.

If FirstMark is not present on the mutually agreed provision deadline, the above-mentioned test procedure shall be completed in its absence. In the case of a positive measurement result, the CFL shall then be regarded as delivered and provided. FirstMark shall receive generally by fax one copy of the measurement protocol and of the provision protocol.

If the above-mentioned test procedure establishes that the CFL is not operational, the CFL shall be regarded as not provided.

1.3      CONSEQUENCES OF DELAYED PROVISION

1.3.1    WHERE FIRSTMARK IS RESPONSIBLE FOR THE DELAY

If FirstMark delays the provision, the remuneration obligation shall commence at the latest 15 working days after the provision deadline confirmed by Telekom in a legally-binding manner.

1.3.2    WHERE TELEKOM IS RESPONSIBLE FOR THE DELAY

If Telekom delays the provision by up to 15 working days, FirstMark shall not have to pay the annual remuneration until the day of operational provision.

If Telekom delays the provision by more than 15 working days, FirstMark shall be paid the following amount:

- 20% of the remuneration for provision of the CFL in the case of a delay of 16 to 30 working days,

- 40% of the remuneration for provision of the CFL in the case of a delay of 31 to 45 working days and

- 60% of the remuneration for provision of the CFL in the case of a delay of more than 46 working days.

1.4      ESCALATION PROCESS SPECIFIC TO THE PROVISION PROCEDURE

1.4.1    ESCALATION STAGES

For the case where regular procedures described in this enclosure are not adhered to, both parties to the agreement shall specify appropriate escalation stages via which an escalation shall be effected where necessary.

Regular procedures are the arrangements in this enclosure made regarding the provision of the CFLs at the mutually agreed provision deadline.

The escalation stages are:

Escalation stage   Telekom                     FirstMark

I                  Group manager COP CS        Contact person of FirstMark for
                                               escalation stage

II                 Head of department COP CS    ...
III                Manager COP CS               ...


The details of the relevant escalation stage (address, telephone, fax) are listed in Enclosure 1 - Contact persons. The parties to the agreement shall attempt to the best of their ability to reach agreement at every escalation stage. If agreement is not reached, a shift shall take place to the next escalation stage in line in accordance with the procedure in Section 1.4.2 and
1.4.3 and the time limits as per Section 1.4.4.

1.4.2    LAUNCHING OF THE ESCALATION PROCEDURE

FirstMark can launch the escalation procedure as follows: The FirstMark employee or department commissioned with escalation stage 1 shall send the Telekom contact person appointed for escalation stage 1 in accordance with Item 1.4.1 an escalation message by fax (first escalation stage). The escalation message must specify exactly which regular procedure intended for the escalation process in accordance with Section 1.4.1 was not adhered to.

1.4.3    CONTINUATION OF THE ESCALATION PROCEDURE

If agreement cannot be reached at the first escalation stage, FirstMark can shift the procedure to the second escalation stage. In addition to the information via the escalation message of the first escalation stage in accordance with Item 1.4.2, the escalation message to the second escalation stage must additionally inform the Telekom contact person as to why agreement could not be reached at the previous escalation stage. If agreement cannot be reached at the second escalation stage, FirstMark can shift the procedure to the third escalation stage. The above provisions of this subsection for the escalation of the first to the second escalation stage apply accordingly.

1.4.4    TIME LIMITS IN THE ESCALATION PROCEDURE

FirstMark shall only shift to the next escalation stage within 24 hours commencing with the expiry of the time limit for the escalation in accordance with table below - Escalation time limits - unless the parties to the agreement have come to a different arrangement through their departments responsible for the relevant escalation stage on the time limit in question. The escalation time limits for the individual operational incidents are specified in the table below.

Escalation time limits

Incidents         Escalation stage I   Escalation stage II  Escalation stage III

Provision on the  After expiry of the  2 working days       2 working days
mutually agreed    agreed provision
deadline           deadline


2        ASSISTANCE OBLIGATIONS

2.1      FOR THE PLANNING OF CFLS

FirstMark shall notify Telekom of the planned network extension at an early time, but at the latest at the end of the first quarter of each year. In the scope of planning discussions, FirstMark shall make available to Telekom the planning values indicating the inflow and outflow for CFLs for the current year and the two subsequent years with respect to the CFLs which are in the operation.

Telekom must be informed by FirstMark in the course of the planning discussions as to

-        the planning of CFLs and their point-to-point relationship

-        the planning of network nodes => 34 Mbit/s and their regional sites.


In addition, FirstMark must provide Telekom with information on

-        the planning of the state of extension
         (e.g. network structure, capacities)   in general once every 12 months,

-        the planning of larger sites           in general once every 12 months.

2.2      FOR THE INSTALLATION AND OPERATION OF CFLS

FirstMark shall

a) make site-specific arrangements for the relevant site with the Telekom division commissioned by the department Central Order Processing, Carrier Services (COP CS) immediately following the legally-binding order. These site-specific arrangements shall include the following provisions: installation plans, installation sketches, agreement on intermediate deadlines, access / entry provisions and, where necessary, special technical requirements, deployment of radio-link systems and agreements on additional services. These agreements are to be recorded in an inspection protocol which is to be signed by both parties,

b) fulfil the necessary prerequisites at its own expense for the erection and operation of Telekom telecommunications equipment;

c) ensure that Telekom staff can enter the relevant building or site in accordance with access / entry provisions agreed in individual cases and perform the agreed installation work. If a declaration has not yet been made by the site owner, FirstMark shall procure this for Telekom;

d) indicate the location of concealed power, gas and water lines and similar facilities prior to the commencement of the installation work by Telekom;

e) have installation and modification work on CFLs performed only by Telekom or companies commissioned by Telekom,

f) connect only permissible equipment to the termination equipment of the CFLs which equipment complies with the interface specification in accordance with Enclosure B;

g) only use the CFLs to which it has been transferred control in accordance with the stipulations and protect them from the influence of external electrical voltage / hum.

                                   ENCLOSURE H

                         ORDERING / TERMINATION OF CFLs

List of contents

Chapter 1    Ordering

Chapter 2    Termination

1        ORDERING

1.1      DELIVERY-TIME INFORMATION

Queries on sites which are particularly remote or difficult to develop and/or queries on the delivery time for short-term services shall be made in writing to the department specified in Enclosure I and shall specify an unequivocal identification feature / identifier, the exact specification of the product and the endpoint to be investigated, and shall be confirmed immediately by the said department.

The delivery-time information shall also contain the delivery deadline desired by FirstMark.

1.2      ORDERING OF CFLS

The order for CFLs shall be made in writing and shall specify all information required for the provision and be made using the current order form and sent to the department Central Order Processing, Carrier Services (COP CS). If the order form changes, Telekom shall send the changed version to FirstMark. Within 2 working days following receipt of the order form, Telekom shall confirm to FirstMark in writing by fax the receipt of the order and shall immediately investigate the possibility of realisation of the CFLs.

The following specifications are required in an order for CFLs:

-        Type of the carrier fixed link (bandwidth, bit rate)

-        CFL with or without CRC4 signalling

-        Number of CFLs;

-        Endpoints of the CFLs:

                               - in inner communal areas:
                               postal address: street, number, postal code, town/city;

                               - in outer areas: postal code,
                               town/city/location, general description of location and/or location sketch if available or map cutting;

                               if possible, specification of the exchange area of the endpoints

-        Desired provision deadline;

-        Desired rental period;

-        Site co-ordinates (X / Y values based on the Gauss-Krueger projection);

-        Where applicable main-line link;

-        Where applicable, whether increased network reliability is desired;

-        Where applicable, whether sectional two-way routing is desired;

- Where applicable, whether additional troubleshooting service is desired;

- Where applicable, whether delivery-time information has already been given;

- Where applicable, whether deadline co-ordination with an ICAs provision is desired;

-        Where applicable, whether a special construction is desired;

-        Where applicable, whether coupling with termination is desired;

-        Where applicable, whether a single-endpoint relocation is desired.

1.3      ORDERING OF ADDITIONAL TELEKOM SERVICES

At least the following specifications are required for an order of additional services in accordance with Enclosure C:

- Line description used by Telekom (where already communicated by Telekom to FirstMark);

-        Desired provision deadline;

- Reason for the order (express service, assurance of increased network reliability etc.).

In addition, the following specifications are required in an order for a capacity upgrade:

- Order number of the CFLs for which a capacity upgrade is to be performed;

-        Desired provision deadline;

-        Type of the new upgrade carrier fixed link (bandwidth, bit rate);

-        Desired rental period;

1.4      CANCELLATION / MODIFICATION OF AN ORDER

If FirstMark cancels an order before Telekom has confirmed a deadline, a lump-sum cancellation fee in accordance with level a) of the tables below shall be invoiced.

FirstMark can cancel an ordered CFL free of charge within five working days of communication of the provision deadline by Telekom if the provision deadline communicated by Telekom exceeds the provision deadline desired by FirstMark in the order by more than two (2) months.

FirstMark can also cancel an ordered CFL free of charge if Telekom's binding provision deadline was not met but overstepped by more than two (2) months without provision having taken place.

If, following the arrangement of a binding provision deadline, the provision of a CFL is delayed for reasons for which Telekom is not responsible, Telekom shall specify a latest possible provision deadline. After this, FirstMark can recognise the new provision deadline as legally binding or cancel on payment of a lump-sum cancellation fee which shall be calculated using the tables shown below.

In all remaining cases, cancellation is ruled out.

The change of an order shall be treated as a cancellation followed by a new order with the exception of the following cases.

Exceptions:

(1) If FirstMark desires an increase of the CFL bandwidth from 34 Mbit/s to 155 Mbit/s while retaining of the two ordered endpoints, Telekom shall dispense with defining the order change as a cancellation followed by a new order if the technical and operational possibilities allow this. This provision shall also apply in the case of an increase in capacity for the package solutions 16 and 21 x 2 Mbit/s.

(2) For all digital CFLs, an order for a capacity upgrade shall be permitted even during the provision procedure.

If in this case the provision deadline already specified by Telekom is exceeded, this shall not be at the expense of Telekom. For a new provision deadline which may be necessary, the provision in Item 1.1 of Enclosure G shall apply accordingly.

The amount payable by FirstMark to Telekom for a cancelled CFL is dependent on the time of the cancellation and shall be calculated using the following table:


     Time of cancellation prior   Formula for determining the lump-sum cancellation fee
     to provision deadline
     (working days)
a)   > 60                         Lump sum: 800.00 DM (409.03 euros)
b)   30 to 60                     RP (both endpoints) x 0.25 + alCln remuneration /
                                  aCSP remuneration (both endpoints) x 0.25
c)   15 to 30                     RP (both endpoints) x 0.5 + alCln remuneration /
                                  aCSP remuneration (both endpoints) x 0.5


Explanation of terms:

RP                 =      current remuneration for provision
alCln remuneration =      annual lump-sum remuneration for the connection-line
                          network
aCSP remuneration  =      annual remuneration for the collocation supply point

2        TERMINATION

2.1      GENERAL

In the case of the termination of a CFL contract or associated services, the following specifications are required:

-        Line description used by Telekom,

-        Termination deadline,

- Reason for the termination (CFL, express troubleshooting, sectional two-way routing etc.).

The termination of the contract shall be sent to the department specified in Enclosure I and this department shall confirm it immediately.

2.2      TERMINATION OF CFLs NOT HAVING A BINDING RENTAL PERIOD

CFLs not having a binding rental period can be terminated at the end of each working day. The termination must be effected in writing at least six working days prior to the day on which it is to take effect.

If FirstMark terminates prior to the expiry of three months following provision, it must pay the portion of the annual remuneration corresponding to the amount due for three full months, irrespective of the actual utilisation duration.

2.3      TERMINATION OF CFLs HAVING A PRIVILEGED RENTAL PERIOD

In the case of CFLs having a privileged rental period, the rental period shall be extended and the rate guaranteed for the privileged rental period retained if FirstMark does not terminate the rental agreement 3 months before expiry of the rental period. After expiry of the privileged rental period, the termination time limit is one month to the end of a quarter.

A premature termination of the agreement for a CFL for which a privileged rental period was agreed is possible by payment of a breakage fee. The amount of the breakage fee is one quarter of the total remaining remuneration for the entire link which would have been due up to expiry of the regular agreement time. The breakage fee is payable as a single sum. The calculation shall take place on the basis of the annual link price payable by FirstMark at the time of the premature termination of the agreement (taking privileges into account). In the case of CFLs which have been previously shortened in length due to a single-endpoint relocation / relocation, the longer CFL shall be used for the calculation of the breakage fee.


2.4 TERMINATION OF THE SERVICES "EXPRESS TROUBLESHOOTING" AND "INCREASED NETWORK RELIABILITY / SECTIONAL TWO-WAY ROUTING"

The additional services "express troubleshooting" or "increased network reliability / sectional two-way routing" can be terminated both together with the CFL and on their own.

In both cases, the additional services can be terminated with a time limit of three months but not earlier than the expiry of a minimum period of 12 months following transferral of control over the additional services, and thereafter also with a time limit of three months to the end of a quarter.

The minimum rental period of 12 months shall apply irrespective of whether individual CFLs have been discontinued within the relevant traffic relationship. If the number of CFLs in a traffic relationship increases, a new minimum period of 12 months shall commence for the additional services. This shall not apply for increases after termination of the additional services.

2.5      COUPLING OF PROVISION AND TERMINATION OF CFLs

If when terminating a CFL and simultaneously ordering a new CFL FirstMark indicates a coupling of this measure (coupling measure), the utilisation facility for and the remuneration obligation on the terminated CFL shall end on the day of the delivery of the newly connected CFL. Couplings are possible at the earliest after three months.

Telekom shall investigate the realisation of the coupling and shall notify FirstMark as to whether the new CFL to be provided shall be manufactured without using parts from the CFL to be switched off (coupling A) or whether in the provision of the new CFL parts of the CFL to be switched off shall be used (coupling B).

With the confirmation of the delivery deadline, Telekom shall inform FirstMark of its expectations for realisation of the coupling. If parts of the CFL to be switched off are used (coupling B), the performance of the complete test procedure shall only be necessary for the part of the CFL which is to be newly added.

In order to minimise the necessary switch-off of operation, the test of the entire CFL shall be restricted to a short functional test lasting a maximum of one hour.

If the deadline desired by FirstMark and confirmed by Telekom cannot be met for reasons for which Telekom is responsible, the switching off of the CFLs associated with the termination and additional services connected with this shall be deferred for the relevant period with the continuation of the remuneration obligation.

                                   ENCLOSURE I

                CONTACT PERSON FOR TRANSFERRING CONTROL OVER CFLs

BUSINESS RELATIONSHIPS

The parties to the agreement agree to the specification of the following departments for the submission / acceptance of legally-binding declarations. This includes, among other things, orders, changes, cancellations, terminations and confirmations.

A        TELEKOM:
-----------------

Postal address:           Zentrale Auftragsabwicklung Carrier Services
                          (Central Order Processing, Carrier Services)
                          Postfach 10 19 28
                          40010 Dusseldorf

Phone:                    (02 11) 62 11 - 46 14

Fax:                      (02 11) 62 11 - 49 63

B        FIRSTMARK:
-------------------
Postal address:           FirstMark Communications
                          Deutschland GmbH
                          Uhlandstr. 179/180
                          10623 Berlin

Phone:                    (0 30) 7 26 22 - 0

Fax:                      (0 30) 7 26 22 - 1 11

For INVOICING MATTERS, the following invoice addresses apply:

A        TELEKOM:
-----------------
Deutsche Telekom AG
Kundenniederlassung Dusseldorf
- CSB -
Postfach 10 10 02
40001 Dusseldorf

B        FIRSTMARK:
-------------------
FirstMark Communications Deutschland GmbH
C/O LambdaNet GmbH
Gunther-Wagner-Allee 13
30177 Hannover

NC Berlin is the NETWORK-CONTROL department responsible for FirstMark

Phone:                    (0 30) 21 71 - 25 12

Fax:                      (0 30) 21 71 - 25 13

Contact person for the ESCALATION PROCESS OF THE TROUBLESHOOTING PROCEDURE:

A        TELEKOM:
-----------------
Escalation stage 1: (Manager of the network
                    control (NC) department)

                                            Mr.       Ralf Engnath
                                            Phone:   (0 30) 21 71 - 25 10
                                            Fax:     (0 30) 21 71 - 25 11

Escalation stage 2: (Manager of QNM)

                                            Mr.       Hans-Michael Krath
                                            Phone:   (0 30) 21 71 - 75 00
                                            Fax:     (03 91) 53 47 37 59

Escalation stage 3: (Head of department SZ)

                                            Mr.       Dieter Jeschonnek
                                            Phone:   (0 30) 75 74 - 30 00
                                            Fax:     (03 91) 53 47 53 98

Reorganisations in the area of Telekom can cause the NC contact person to change.

This change is effected when FirstMark receives notification of the change deadline and of the new contact address including telephone and fax number without the change having to be terminated.

B        FIRSTMARK:
-------------------

Escalation stage 1:

                                            Mr.       Stephan Wohlken
                                            Phone:   (05 11) 8 79 77 - 4 55
                                            Fax:     (05 11) 8 79 77 - 4 09


Escalation stage 2:

                                            Mr.       Andreas Niehaus
                                            Phone:   (05 11) 8 79 77 - 4 00
                                            Fax:     (05 11) 8 79 77 - 4 09


Escalation stage 3:

                                            Mr.       Dr. Dieter Finke
                                            Phone:   (05 11) 8 79 77 - 1 00
                                            Fax:     (05 11) 8 79 77 - 1 09

Contact persons for the ESCALATION PROCESS OF THE PROVISION PROCEDURE:

A        TELEKOM:
-----------------

Escalation stage 1: (Group manager COP CS)

                                            Mr.       Wilhelm Langenberg
                                            Phone:   (02 11) 62 11 - 46 11
                                            Fax:     (02 11) 62 11 - 49 63

Escalation stage 2: (Head of department COP CS)

                                            Mr.       Lutz Kohlemann
                                            Phone:   (02 11) 62 11 - 41 00
                                            Fax:     (02 11) 62 11 - 49 00

Escalation stage 3: (Manager COP CS)

                                            Mr.       Horst Jager
                                            Phone:   (02 11) 62 11 - 30 00
                                            Fax:     (02 11) 62 11 - 39 00

B        FIRSTMARK:
-------------------

Escalation stage 1:

                                            Mr.       Martin Rudolf
                                            Phone:   (05 11) 8 79 77 - 2 42
                                            Fax:     (05 11) 8 79 77 - 2 49
                                            or
                                            Mrs.      Angela Szillat
                                            Phone:   (05 11) 8 79 77 - 2 43
                                            Fax:     (05 11) 8 79 77 - 2 49

Escalation stage 2:

                                            Mr.       Frank Autenrieth
                                            Phone:   (05 11) 8 79 77 - 2 40
                                            Fax:     (05 11) 8 79 77 - 2 49


Escalation stage 3:

                                            Mr.       Frank Autenrieth
                                            Phone:   (05 11) 8 79 77 - 2 40
                                            Fax:     (05 11) 8 79 77 - 2 49
                                                                          Page 4

                                   ENCLOSURE J

                       INSPECTION PROTOCOL AND ORDER FORM

INSPECTION PROTOCOL FOR CFLs

IDA No.:                                When processed, please return to ZNV
                                        LDC (Centre of National Sales /
                                        licensed service providers and carriers)
                                        ---------------------------------------
                                        Tel. No.:         Fax No.:
                                        ---------------------------------------

Contact person (Tel. no.) of the
customer for end represented by:

Customer:                                   DEUTSCHE TELEKOM AG
                                            Division:            Dept.:

Name:                                       Name:
Tel. no.:                                   Tel. no.:
Fax no.:                                    Fax no.:

Line description customer                   Preliminary line description
                                            Deutsche Telekom AG
------------------------------               ------------------------------
------------------------------               ------------------------------
SITE END                                 -------------------------------------
                                         -------------------------------------
                                         (Deadline desired by customer)
Desired deadline (earliest
provision deadline):


Name:

                           ----------------------------------------------------
                           Invoicing to ZNV LDC is not possible without the

Room:                      specification of the X and Y co-ordinates, of the

                           area code and of the exchange area. Please send

                           Street these details by fax to ZNV LDC without fail
                           ----------------------------------------------------

Town/city and postal code:   Area plan / installation sketch available: yes / no
                             will be submitted later by date:

X co-ordinate:
Y co-ordinate:
Location in the local network / exchange area:
Product:         CFL 64U         CFL 64S         CFL 34M
2 Mbit/s: interface as per       CFL 2MS         CFL 2MU


                         CFL 140M        ______________
                         CRC4: yes / no _______ (in accordance with application

Multiple-way identifiers:
Location in the network node of Deutsche Telekom AG
Constructional prerequisites fulfilled
Building construction completed by:
Unless otherwise agreed, the deadline for provision is 20 calendar days Power supply completed by:
Unless otherwise agreed, the deadline for provision is 14 calendar days Measures for the prevention of accidents completed by:
(see Sheet 2)
Access / entry facilities clarified
(see Sheet 2)
Construction of Deutsche Telekom AG radio link possible
(the customer has received the consent of the site owner)
Coupling available:              Type A or       Type B

End A or         End B coupled with:   __________     __________      __________
                                       Manager SZ     Endpoint A      Endpoint B

INSPECTION PROTOCOL FOR CFLs                                           IDA No.:
-------------------------------------------------------------------------------
                                                 Reverse side
-------------------------------------------------------------------------------
Presumably a site which is particularly remote
-------------------------------------------------------------------------------
(more than 500 m of cable needs to be newly laid outside of existing lines)
-------------------------------------------------------------------------------
Presumably a site which is difficult to develop
-------------------------------------------------------------------------------
(costs exceed 70,000 DM / km on a continuous partial section of at least 200 m)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Special installation desired

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Type:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Access / entry facility

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Key available from:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Arrange access / entry with:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Required measures for the prevention of accidents

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Fulfilled:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Measures still required:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other details / Area plan or installation sketch

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      Date             Network provider                   Deutsche Telekom AG

-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Order made by:                         Order            Order date:

--------------------------------------------------------------------------------
                                     for a CFL          Date received by
                                                        Deutsche Telekom AG:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 transmission route

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Desired deadline:                        Order number:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New order     TROUBLESHOOTING:    BINDING RENTAL PERIOD:          2/4/6/8 years

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Upgrade                            (please make a cross in the appropriate box)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Termination of contract          Standard

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cancellation                  4h (with infra)           without CRC4 signalling

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Delivery-time information   8h (without infra)    increased network reliability

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              two-way routing in sections in the exchange area

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Type of transmission route:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Digital CFL: unstructured   structured   optical      electrical         other

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          64k       2M        64k       2M       34M        155M         155M
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 (please make a cross in the appropriate box)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
analogue CFL, type:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Endpoint A:                              Endpoint B:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Street, number:                          Street, number:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Town/city and postal code:               Town/city and postal code:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
X co-ordinate: X co-ordinate:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Y co-ordinate: Y co-ordinate:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Contact person:                          Contact person:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Telephone:                               Telephone:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fax:                                     Fax:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Special requests:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Date, signature, stamp

--------------------------------------------------------------------------------
                                                                          Page 5